SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NEUBERGER BERMAN EQUITY FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

NEUBERGER BERMAN EQUITY FUNDS

Neuberger Berman Dividend Growth Fund

Neuberger Berman Emerging Markets Equity Fund

Neuberger Berman Equity Income Fund

Neuberger Berman Focus Fund

Neuberger Berman Genesis Fund

Neuberger Berman Global Real Estate Fund

Neuberger Berman Greater China Equity Fund

Neuberger Berman Guardian Fund

Neuberger Berman International Equity Fund

Neuberger Berman International Select Fund

Neuberger Berman International Small Cap Fund

Neuberger Berman Intrinsic Value Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

Neuberger Berman U.S. Equity Impact Fund

NEUBERGER BERMAN ALTERNATIVE FUNDS

Neuberger Berman Absolute Return Multi-Manager Fund

Neuberger Berman Commodity Strategy Fund

Neuberger Berman Global Allocation Fund

Neuberger Berman Long Short Fund

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund

NEUBERGER BERMAN INCOME FUNDS

Neuberger Berman Core Bond Fund

Neuberger Berman Emerging Markets Debt Fund

Neuberger Berman Floating Rate Income Fund

Neuberger Berman High Income Bond Fund

Neuberger Berman Municipal High Income Fund

Neuberger Berman Municipal Impact Fund

Neuberger Berman Municipal Intermediate Bond Fund

Neuberger Berman Short Duration Bond Fund

Neuberger Berman Strategic Income Fund

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

International Equity Portfolio

Mid Cap Growth Portfolio

Mid Cap Intrinsic Value Portfolio

Short Duration Bond Portfolio

Sustainable Equity Portfolio

U.S. Equity Index PutWrite Strategy Portfolio

May 11, 2022

Dear Shareholder/Variable Contract Owner/Plan Participant:

You are cordially invited to vote your proxy or attend a Special Meeting of Shareholders (the “Meeting”) of the above-named series (each a “Fund” and, collectively, the “Funds”) of Neuberger Berman Alternative Funds, Neuberger Berman Equity Funds, Neuberger Berman Income Funds, and Neuberger Berman Advisers Management Trust (each a “Trust” and collectively, the “Trusts”). You have received this letter because you were invested in a Fund, either directly or through at least one contract issued by an insurance company, on May 2, 2022 (the “Record Date”).

As discussed in more detail in the enclosed Proxy Statement, you are being asked to consider and act upon the following at the Meeting:

1.	Elect Four Trustees of the Trust. The Trustees provide broad supervision over the affairs of the Funds and have the primary responsibility for looking after the interests of the Funds’ shareholders. Currently, each Trust’s Board of Trustees (“Board”) consists of nine Trustees, five of whom were previously elected by shareholders in 2009 and four of whom were appointed by the then-elected Trustees. Each Board is unable to appoint additional Trustees because of the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Election of four Board-appointed Trustees at this time is necessary to assure the continuity and uninterrupted functioning of the Board in compliance with the 1940 Act, and to allow the Board to appoint new members in the future as circumstances and conditions may warrant.

2.	Amend certain fundamental investment policies (except Neuberger Berman U.S. Equity Impact Fund). The Funds have certain investment policies that are called “fundamental”—that is, they cannot be changed without shareholder approval. Some of those fundamental policies reflect outdated regulatory, business or industry conditions, practices or requirements, and lack the operational flexibility of newer mutual funds. The proposed changes will provide additional flexibility in managing the Funds’ investments should future conditions require such flexibility. These changes are not intended to affect how the Funds’ portfolios are managed or their investment philosophy.

Each Board recommends that you vote “FOR” each of the applicable Proposals outlined above and described in the Proxy Statement.

Your vote is important to us regardless of the number of shares you own or in which you have a voting interest. Voting your shares early will eliminate the need for follow-up mail and telephone solicitation. Whether or not you plan to attend the Meeting, please read the Proxy Statement and follow the instructions on the proxy card(s) or voting instruction card(s), as applicable, for voting by mail, touch-tone telephone or on the Internet. If we do not hear from you after a reasonable amount of

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time, you may receive a telephone call from our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), reminding you to vote your shares. If you have any questions about the Proposals or the voting instructions, please call Broadridge, our proxy solicitor, at 833-757-0738 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time) or call NBIA at 877-461-1899 (Monday through Friday, 9:00 a.m. to 5:00 p.m. Eastern Time). Thank you for your time in considering these important proposals and for your continued support of the Funds.

For Shareholders of a Fund of Neuberger Berman Advisers Management Trust, shares of a Fund have been purchased at your direction by your insurance company (“Insurance Company”) through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each a “Variable Contract”) or at your direction by your qualified pension or retirement plan (“Qualified Plan”). Your Insurance Company, as the legal owner of that separate account, and/or your Qualified Plan has been asked to approve the Proposals. You, as either a participant in a Qualified Plan (“Plan Participant”) or as an owner of a Variable Contract for which a Fund serves as an investment option, are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of the Fund to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan. As such, this Proxy Statement and voting instruction card are, therefore, being furnished to you, as either a Variable Contract owner or a Plan Participant, entitled to provide voting instructions with regard to the Proposals.

The Meeting will be held on June 30, 2022, beginning at 10:30 a.m. Eastern Time, both in a virtual format and in person at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104. As part of our precautions regarding the coronavirus pandemic (“COVID-19”), we are sensitive to the public health and travel concerns that shareholders may have, as well as any restrictions and/or protocols that federal, state, and local governments may impose. Accordingly, due to the difficulties arising from COVID-19, the Funds and the Boards have decided to hold the Meeting with a virtual format option and an in-person option. The Meeting will be accessible by means of remote communication and shareholders will also have the option to attend the Meeting in person. Any shareholder wishing to participate in the Meeting by means of remote communication can do so.

To participate in the Special Meeting virtually, shareholders must register in advance by visiting https://www.viewproxy.com/NeubergerBermanFunds/broadridgevsm/ and submitting the requested required information to Broadridge, the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card or voting instruction card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number.

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We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than June 28, 2022, but in any event must be received by the scheduled time for commencement of the Special Meeting.

Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/NeubergerBermanFunds/broadridgevsm/ submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Special Meeting.

Shareholders may vote before or during the Special Meeting at proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

We encourage you to access the Special Meeting prior to the start time. The live webcast and listen-only audio will begin promptly at 10:30 a.m. Eastern Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast and listen-only audio. If you encounter any difficulties accessing the live webcast and listen-only audio before or during the Special Meeting, please call 1-866-612-8937 (toll free). Technical support will be available starting at 10:00 a.m. Eastern Time on June 30, 2022 and will remain available until thirty minutes after the Special Meeting has finished.

Very truly yours,

Joseph V. Amato

President and Chief Executive Officer

Neuberger Berman Alternative Funds

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

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Important Information to Help You Understand and Vote on the Proposals

______________________________

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

Questions and Answers

Q.        Why are you sending me this information?

A.       You are receiving these proxy materials—which include the proxy statement and your proxy card or voting instruction card—because you have the right to vote on important proposals concerning one or more of the Funds. Each of these proposals is described below. For Shareholders of a Fund of Neuberger Berman Advisers Management Trust, you are receiving these proxy materials because you are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of the Fund to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan. This Proxy Statement and voting instruction card are, therefore, being furnished to Variable Contract owners and Plan Participants entitled to provide voting instructions to their respective Insurance Company or Qualified Plan with regard to the Proposals.

Proposal 1: To Elect the Trustees

Q.       Why are the Trusts holding a meeting to elect Trustees at this time?

A.      Currently, each Trust’s Board consists of nine Trustees, five of whom were previously elected by shareholders in 2009. This composition satisfies the legal requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) that at least a majority of Trustees be elected by shareholders. However, the 1940 Act requires that persons filling vacancies on a board be elected by shareholders at a meeting called for that purpose, except that vacancies may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the trustees then holding office shall have been elected by shareholders. It further requires a fund to hold a meeting for the purpose of electing trustees if at any time less than a majority of the trustees were elected by shareholders of the fund.

Because four of the nine current Trustees were appointed by the then-existing Trustees and not elected by shareholders, the Trusts are prohibited by the 1940 Act from appointing new Trustees if a Trustee vacancy arises. In addition, if there was a vacancy for any shareholder-elected Trustee, the Trusts would be required by the 1940 Act to hold a special meeting within sixty days of such vacancy. Accordingly, although the Trusts are not required to hold a shareholder meeting to elect Trustees at this time, shareholders are being asked to elect the four Board-appointed Trustees to provide the Board with more flexibility when a future vacancy exists on the Board as a result of Trustee resignation or otherwise. This also will reduce the likelihood that the Trusts will need to undergo another proxy solicitation relating to Board composition in the short term or an emergency proxy solicitation because the Board fell below the required percentage of Trustees elected by shareholders.

Q.       Does the Board recommend this proposal?

A.       Yes. Each Board believes that it would be beneficial to current and future shareholders of the Trusts to elect the Trustees. Furthermore, to assure the continuity and uninterrupted functioning of each Board in compliance with the 1940 Act and to allow the Board to appoint new members in the future as circumstances and conditions may warrant and to avoid the need for a special meeting of the Trusts on short notice, the current Trustees believe that it is appropriate for shareholders to elect the Trustees. By electing the Trustees, the Trustees will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

Proposal 2: To Amend Certain of the Funds’ Fundamental Investment Policies

Q.       What is a fundamental investment policy?

A.       The 1940 Act, requires registered investment companies, such as the Funds, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies.

Q.      What is the purpose of the proposed changes in Proposal 2 and why is the Board recommending the changes contemplated by the proposals?

A.      Generally, the purpose of these proposed changes is to increase each Fund’s investment flexibility by removing what the Board and Neuberger Berman Investment Advisers LLC (“NBIA”) believe to be outdated and/or unnecessarily restrictive policies. Some fundamental policies were adopted in the past by each Fund to reflect certain regulatory, business. or industry conditions which are no longer in effect. In addition, certain of the Funds’ fundamental policies that remain required by law are more restrictive than the law requires. As a result, many of the current fundamental policies unnecessarily limit the investment strategies available to NBIA in managing the assets of each Fund. Moreover, the Board is recommending the changes contemplated by the proposals because the proposed changes will align the fundamental policies of the Funds with those of other newly established registered funds managed by NBIA.

Q.       How do the proposed changes to the Fund’s fundamental investment policies benefit shareholders?

A.       Changes to the fundamental investment policies of the Funds as proposed in Proposal 2 are intended to benefit each Fund and its shareholders in the following ways: (i) each of these changes is designed to provide each Fund with greater investment

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flexibility to pursue its investment objective and principal investment strategies and/or respond to a changing regulatory and investment environment; and (ii) by reducing to a minimum those policies that can be changed only by shareholder vote, each Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies.

Q.       Will these changes result in changes to the Funds’ investment approach?

A.       While Proposal 2 is intended to, among other things, provide NBIA with greater flexibility in managing each Fund, if approved, the Funds will continue to be managed subject to the applicable limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as each Fund’s investment objective, strategies and policies. Although in the near term each Fund may take advantage of the greater flexibility provided by the amendment of certain of its current fundamental investment policies, unless otherwise disclosed in the enclosed proxy statement, the Funds will continue to be managed pursuant to their current investment guidelines and NBIA does not anticipate material changes to any of the Fund’s principal investment strategies.

All Proposals

Q.       What will happen if Shareholders do not approve the Proposals?

A.       If Proposal 1 is not approved, the current Trustees will remain in place on the Board of each Trust, even if the Trusts do not receive sufficient votes to formally elect them. If Proposal 1 is not approved, the Board will take such further action as it deems to be in the best interests of the Funds’ shareholders, which may include re-proposing the election of any Trustees who are not elected.

If Shareholders do not approve the proposed changes to a fundamental investment policy in Proposal 2, the applicable current fundamental investment policies will remain in effect.

Q.       How does the Board recommend that I vote with respect to each Proposal?

A.       After careful consideration, the Board believes the Proposals are in the best interests of the Funds and recommends that you vote “FOR” each Proposal.

Q.       Who will pay for the Proxy Statement and related costs?

A.       The Funds will bear the costs related to the Proxy Statement.

Q.       How do I vote my shares?

A.      Please indicate your voting instructions on the enclosed proxy card or voting instruction card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting the proxy card or voting instruction card by mail, you may vote by telephone, the Internet, or in person. To vote

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by telephone or the Internet, please follow the instructions listed on the proxy card or voting instruction card. If you will attend the Meeting and vote in person, please let us know by calling 877-461-1899.

Variable Contract owners or Plan Participants permitted to give instructions to their Insurance Company or Qualified Plan and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions, it is expected that the respective Insurance Company or Qualified Plan will furnish a copy of this Proxy Statement to its Variable Contract owners or Plan Participants.

Variable Contract owners or Plan Participants instruct their Insurance Company or Qualified Plan as to how to vote by completing, signing and returning the enclosed voting instruction card(s) promptly in the enclosed envelope(s), or by calling the number on your voting instruction card; or via the Internet, by accessing the website address printed on the enclosed voting instruction card; or by attending and voting at the Special Meeting in person. Joint owners should each sign the voting instruction card(s).

Q.       Whom should I call for additional information about the Proxy Statement?

A.       If you have any questions about any Proposal or need assistance voting your shares, please call 833-757-0738.

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NEUBERGER BERMAN EQUITY FUNDS

Neuberger Berman Dividend Growth Fund

Neuberger Berman Emerging Markets Equity Fund

Neuberger Berman Equity Income Fund

Neuberger Berman Focus Fund

Neuberger Berman Genesis Fund

Neuberger Berman Global Real Estate Fund

Neuberger Berman Greater China Equity Fund

Neuberger Berman Guardian Fund

Neuberger Berman International Equity Fund

Neuberger Berman International Select Fund

Neuberger Berman International Small Cap Fund

Neuberger Berman Intrinsic Value Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

Neuberger Berman U.S. Equity Impact Fund

NEUBERGER BERMAN ALTERNATIVE FUNDS

Neuberger Berman Absolute Return Multi-Manager Fund

Neuberger Berman Commodity Strategy Fund

Neuberger Berman Global Allocation Fund

Neuberger Berman Long Short Fund

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund

NEUBERGER BERMAN INCOME FUNDS

Neuberger Berman Core Bond Fund

Neuberger Berman Emerging Markets Debt Fund

Neuberger Berman Floating Rate Income Fund

Neuberger Berman High Income Bond Fund

Neuberger Berman Municipal High Income Fund

Neuberger Berman Municipal Impact Fund

Neuberger Berman Municipal Intermediate Bond Fund

Neuberger Berman Short Duration Bond Fund

Neuberger Berman Strategic Income Fund

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

International Equity Portfolio

Mid-Cap Growth Portfolio

Mid Cap Intrinsic Value Portfolio

Short Duration Bond Portfolio

Sustainable Equity Portfolio

U.S. Equity Index PutWrite Strategy Portfolio

1290 Avenue of the Americas

New York, New York 10104

_________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 30, 2022
_________________________

May 11, 2022

Dear Shareholder/Variable Contract Owner/Plan Participant:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of each of the above-named series (each a “Fund” and, collectively, the “Funds”) of Neuberger Berman Alternative Funds, Neuberger Berman Equity Funds, Neuberger Berman Income Funds, and Neuberger Berman Advisers Management Trust (each a “Trust” and collectively, the “Trusts”) will be held on June 30, 2022, at 10:30 a.m. Eastern Time. Due to the public health impact of the coronavirus pandemic (“COVID-19”) and to support the health and safety of each Fund’s shareholders, the Meeting will be held virtually in a telephonic format and in person at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104. Shareholders will have the option to attend the Meeting in person. At the Meeting, shareholders of each Fund will be asked to consider and act upon the following:

(1)	To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of each Trust.
(2)	To approve the amendment of certain fundamental investment policies of the Funds (except Neuberger Berman U.S. Equity Impact Fund) as follows:

(A)	To approve the amendment of the fundamental investment policy regarding borrowing;
(B)	To approve the amendment of the fundamental investment policy regarding commodities;
(C)	To approve the amendment of the fundamental investment policy regarding industry concentration;
(D)	To approve the amendment of the fundamental investment policy regarding lending;
(E)	To approve the amendment of the fundamental investment policy regarding investing in real estate;
(F)	To approve the amendment of the fundamental investment policy regarding the issuance of senior securities; and

(G)	To approve the amendment of the fundamental investment policy regarding underwriting.
(3)	To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned Fund shares at the close of business on May 2, 2022 (“Record Date”). If you attend the Meeting, you may vote your shares, or provide your voting instructions, in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s) or voting instruction card(s). If you have any questions about the proposal or the voting instructions, please call 877-461-1899. The appointed proxies will vote in their discretion on any other business, including any vote on adjournments, as may properly come before the Meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of the Funds may be voted on only in person or by written proxy.

For Shareholders of a Fund of Neuberger Berman Advisers Management Trust, shares of the Funds are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Insurance Companies”) and are used to fund variable annuity and/or variable life contracts (each a “Variable Contract” or collectively, “Variable Contracts”). Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Fund for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. The Qualified Plan or Insurance Company that uses a Fund as a funding vehicle is, in most cases, the true shareholder of the Fund and, as the legal owner of the Fund’s shares, has sole voting and investment power with respect to the shares, but generally, as more fully described in the Proxy Statement, will pass through any voting rights to Plan Participants and Variable Contract owners. As such and for ease of reference throughout this Proxy, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Funds.

Each Fund will admit to the Meeting: (1) all shareholders of record of the Fund as of the Record Date, (2) Plan Participants and Variable Contract owners holding proof of retirement account value allocated to a Fund or owning a variable contract with beneficial ownership in the Funds at the Record Date, such as a letter or account statement from the person’s Insurance Company or Qualified Plan, (3) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker, (4) persons who have been granted valid proxies and (5) such other persons that the Fund, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call 877-461-1899. If you plan on attending virtually you must register at https://www.viewproxy.com/NeubergerBermanFunds/broadridgevsm/.

Unless proxy cards or voting instruction cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards or voting instruction cards, they will not be voted. If no instructions are specified on a proxy card or voting instruction card, shares will be voted “FOR” the election of each nominee for Trustee and “FOR,” “ABSTAIN,” or “AGAINST” any other matters, including any vote on adjournments, acted upon at the Meeting in the discretion of the persons named as proxies. If you own shares of more than one Fund, you must submit separate proxy card(s) or voting instruction card(s) for each Fund in which you own shares.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on June 30, 2022: This Notice and the Proxy Statement are available on the Internet at www.proxyvote.com.

By order of the Boards of Trustees,

Claudia A. Brandon

Secretary of the Trusts

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this document are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. © 2022 Neuberger Berman Investment Advisers LLC. All rights reserved.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears on the proxy card.

(2) Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp. (2) ABC Corp. (3) ABC Corp. c/o John Doe, Treasurer (4) ABC Corp. Profit Sharing Plan	ABC Corp. John Doe, Treasurer John Doe John Doe, Trustee
Trust Accounts (1) ABC Trust (2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee Jane B. Doe
Custodian or Estate Accounts (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA (2) John B. Smith	John B. Smith John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES OF A FUND YOU OWN.

PLEASE VOTE PROMPTLY.

You may receive more than one proxy card depending on how you hold shares of a Fund. Please fill out and return each proxy card.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s), which includes instructions for voting by telephone and by internet.

To avoid the additional expense to the Funds of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

NEUBERGER BERMAN EQUITY FUNDS

Neuberger Berman Dividend Growth Fund

Neuberger Berman Emerging Markets Equity Fund

Neuberger Berman Equity Income Fund

Neuberger Berman Focus Fund

Neuberger Berman Genesis Fund

Neuberger Berman Global Real Estate Fund

Neuberger Berman Greater China Equity Fund

Neuberger Berman Guardian Fund

Neuberger Berman International Equity Fund

Neuberger Berman International Select Fund

Neuberger Berman International Small Cap Fund

Neuberger Berman Intrinsic Value Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

Neuberger Berman U.S. Equity Impact Fund

NEUBERGER BERMAN ALTERNATIVE FUNDS

Neuberger Berman Absolute Return Multi-Manager Fund

Neuberger Berman Commodity Strategy Fund

Neuberger Berman Global Allocation Fund

Neuberger Berman Long Short Fund

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund

NEUBERGER BERMAN INCOME FUNDS

Neuberger Berman Core Bond Fund

Neuberger Berman Emerging Markets Debt Fund

Neuberger Berman Floating Rate Income Fund

Neuberger Berman High Income Bond Fund

Neuberger Berman Municipal High Income Fund

Neuberger Berman Municipal Impact Fund

Neuberger Berman Municipal Intermediate Bond Fund

Neuberger Berman Short Duration Bond Fund

Neuberger Berman Strategic Income Fund

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

International Equity Portfolio

Mid-Cap Growth Portfolio

Mid Cap Intrinsic Value Portfolio

Short Duration Bond Portfolio

Sustainable Equity Portfolio

U.S. Equity Index PutWrite Strategy Portfolio

1290 Avenue of the Americas

New York, New York 10104
877-461-1899

___________________________

PROXY STATEMENT
___________________________

For the Special Meeting of Shareholders
to be held on June 30, 2022

INTRODUCTION

This Proxy Statement is furnished to the shareholders of the above-named series (each, a “Fund” and, collectively, the “Funds”) by the Boards of Trustees of Neuberger Berman Alternative Funds (“NBAF”), Neuberger Berman Equity Funds (“NBEF”), Neuberger Berman Income Funds (“NBIF”), and Neuberger Berman Advisers Management Trust (“NBAMT”) (each a “Trust” and collectively, the “Trusts”) in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders (“Meeting”), or any adjournments or postponements thereof, to be held jointly on June 30, 2022, at 10:30 a.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104. It is expected that the Notice of Special Meeting, this Proxy Statement and form of proxy will be mailed to shareholders on or about May 18, 2022. At the Meeting, shareholders of each Fund will be asked to consider and act upon the following:

Proposal	Fund(s) Voting on the Proposal
(1) To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of each Trust.	The shareholders of all Funds in each Trust will vote collectively as a single class on the election of each nominee to the Board of Trustees of that Trust.
(2) To approve the amendment of certain fundamental investment policies of the Funds (except Neuberger Berman U.S. Equity Impact Fund) as follows:
(A) To approve the amendment of the fundamental investment policy regarding borrowing;	The shareholders of each applicable Fund will vote separately.
(B) To approve the amendment of the fundamental investment policy regarding commodities;	The shareholders of each applicable Fund will vote separately.
(C) To approve the amendment of the fundamental investment policy regarding industry concentration;	The shareholders of each applicable Fund will vote separately.
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Proposal	Fund(s) Voting on the Proposal
(D) To approve the amendment of the fundamental investment policy regarding lending;	The shareholders of each applicable Fund will vote separately.
(E) To approve the amendment of the fundamental investment policy regarding investing in real estate;	The shareholders of each applicable Fund will vote separately.
(F) To approve the amendment of the fundamental investment policy regarding the issuance of senior securities; and	The shareholders of each applicable Fund will vote separately.
(G) To approve the amendment of the fundamental investment policy regarding underwriting.	The shareholders of each applicable Fund will vote separately.
(3) To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request, by writing to NBIA at 1290 Avenue of the Americas, New York, New York 10104, Attn: Shareholder Services, by calling toll free 877-461-1899 or accessing the internet at www.nb.com.

Shareholders may send communications that they would like to direct to the Boards of Trustees or to an individual Trustee of a Fund to the attention of the Chief Compliance Officer (“CCO”) of the Funds, or to Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104. The Board has directed the CCO and Ms. Brandon to send such communications to the chairpersons of the applicable Fund’s Ethics and Compliance Committee. Nominee recommendations and shareholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104 as described in this Proxy Statement under “Proposal 1: Election of Nominees—Information Regarding Each Fund’s Process for Nominating Trustee Candidates” and “General Information—Shareholder Proposals.”

PROPOSAL 1: ELECTION OF TRUSTEES

Under the 1940 Act, a mutual fund board can appoint new board members to fill vacancies so long as immediately after such appointment, at least two-thirds of the board members have been elected by shareholders. Section 16 of the 1940 Act also requires a fund to hold a shareholder meeting as promptly as possible and in any event within 60 days to elect board members if less than a majority of the board members are elected by shareholders.

The Board of each Trust currently consists of nine Trustees, eight of whom are not “interested persons” of such Trust (as defined in the 1940 Act) (the “Independent Trustees”). The current Trustees are Michael J. Cosgrove, Marc Gary, Martha C. Goss,

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Michael M. Knetter, Deborah C. McLean, George W. Morriss, Tom D. Seip, James G. Stavridis, and Joseph V. Amato. Five of the current Trustees were previously elected by shareholders in 2009: Ms. Goss and Messrs. Knetter, Morriss, Seip, and Amato. The other four Trustees, Ms. McLean and Messrs. Cosgrove, Gary, and Stavridis, were appointed by the then-existing Trustees in 2015 and have not been elected by shareholders. Pursuant to the 1940 Act requirements, the Board is unable to appoint any additional new Trustees. More specifically, the appointment of an additional Trustee at this time would cause the Board not to satisfy the two-thirds requirement. Accordingly, to assure the continuity and uninterrupted functioning of the Board in compliance with the 1940 Act, and to allow the Board to appoint new members in the future as circumstances and conditions may warrant, the Board believes that it is appropriate for shareholders to elect the Nominees. By electing the Nominees, the Trustees will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act and to avoid the need for a special meeting of the Trusts on short notice when a future vacancy exists on the Board as a result of Trustee resignation or otherwise.

The nominees for election as Trustees are Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis (“Nominee”). Each Nominee currently serves as an Independent Trustee of the Trusts. Each Nominee elected at the Meeting will continue to serve as an Independent Trustee until his or her successor is elected or until his or her earlier death, resignation, retirement or removal. Each Nominee has consented to being named in this Proxy Statement and to continue to serve as a Trustee if elected.

Each Board recommends a vote “FOR” the election of each Nominee. Each Nominee was recommended by the Independent Trustees.

Each Trust’s Governance and Nominating Committee carefully reviewed the qualifications, experience and background of each Nominee. Based upon this review and consideration, each Committee determined that nominating each Nominee for election would be in the best interests of each Fund’s shareholders.

The Boards received the recommendations of the Governance and Nominating Committees. After discussion and consideration of, among other things, the backgrounds of the incumbent Trustees, each Board voted to nominate Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis for election as Independent Trustees. The Boards considered that each Nominee currently oversees 50 investment funds in the Neuberger Berman fund family (“Neuberger Berman Fund Complex”), and has substantial experience protecting Fund investors’ interests.

The Boards believe that the Nominees are well suited for continued service on the Boards due to their familiarity with the Trusts as a result of their current service as Trustees, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers, or advisers of public companies and business organizations, including other investment companies.

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None of the Trustees are related to any other Trustee. The following tables set forth certain information regarding each Trustee.

Information Regarding Nominees for Election

Name, (Year of Birth), and Address(1)	Position(s) and Year First Appointed to Current Position(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Michael J. Cosgrove (1949)	Trustee since 2015 (all Trusts)	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50	Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.
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Name, (Year of Birth), and Address(1)	Position(s) and Year First Appointed to Current Position(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Marc Gary (1952)	Trustee since 2015 (all Trusts)	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	50

Director, UJA Federation

of Greater New York,

since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Deborah C. McLean (1954)	Trustee since 2015 (all Trusts)	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50	Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.
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Name, (Year of Birth), and Address(1)	Position(s) and Year First Appointed to Current Position(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
James G. Stavridis (1955)	Trustee since 2015 (all Trusts)	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50	Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.
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Information Regarding Other Current Trustees^

Name, (Year of Birth), and Address(1)	Position(s) and Year First Elected to Current Position (2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Independent Trustees
Martha C. Goss (1949)	Trustee since 2007 (all Trusts)	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.	50	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.
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Name, (Year of Birth), and Address(1)	Position(s) and Year First Elected to Current Position (2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Michael M. Knetter (1960)	Trustee since 2007 (all Trusts)	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50	Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.
George W. Morriss (1947)	Trustee since 2007 (all Trusts)	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	50	Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.
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Name, (Year of Birth), and Address(1)	Position(s) and Year First Elected to Current Position (2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Tom D. Seip (1950)	Trustee since 2000 (NBEF, NBIF, and NBAMT) Trustee since inception (NBAF) Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008 (all Trusts)	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50	Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.
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Name, (Year of Birth), and Address(1)	Position(s) and Year First Elected to Current Position (2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Trustees who are an “Interested Person”
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018; Trustee since 2009 (all Trusts)	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.	50	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.
^	These Trustees were previously elected by shareholders in 2009.
(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
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(2)	Pursuant to each Trust’s Amended and Restated Trust Instrument (“Trust Instrument”), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*	Indicates a Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato is an interested person of each Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Additional Information About Trustees

In nominating each Nominee to continue to serve, the Trustees were generally aware of each Nominee’s skills, experience, judgment, integrity, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, as Independent Trustees, his or her demonstrated willingness to take an independent and questioning stance toward management. For candidates to serve as Independent Trustees, independence from the Fund’s investment manager, its affiliates and other principal service providers is critical. Each Nominee has considerable familiarity with the Trusts and each Fund of each Trust, their investment manager, sub-advisers (if any), administrator, and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors, and in the case of each Nominee, as a result of his or her substantial prior service as a Trustee of each Trust. No particular qualification, experience or background establishes the basis for any Trustee’s position on the Board, and the Governance and Nominating Committee and individual Board Members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Nominees for Election

Michael J. Cosgrove: Mr. Cosgrove is President of an asset management consulting firm. He has experience as President, Chief Executive Officer, and Chief Financial Officer of the asset management division of a major multinational corporation. He also has experience as a President of institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He also has served as a member of the boards of various not-for-profit organizations. He has served as a Trustee for multiple years.

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Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and general counsel at a large corporation, and as national litigation practice chair at a large law firm. He has served as a member of the boards of various profit and not-for-profit organizations. He currently is a trustee and the executive vice chancellor and COO of a religious seminary where he oversees the seminary’s institutional budget. He has served as a Trustee for multiple years.

Deborah C. McLean: Ms. McLean has experience in the financial services industry. She is currently involved with a high net worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. She has served as a Trustee for multiple years.

James G. Stavridis: Admiral Stavridis has organizational management experience as a dean of a major university school of law and diplomacy. He also held many leadership roles with the United States Navy over the span of nearly four decades, including serving as NATO’s Supreme Allied Commander Europe and serving at the Pentagon at different periods of time as a strategic and long range planner on the staffs of the chief of Naval Operations, as the chairman of the Joint Chiefs of Staff, and as Commander, U.S. Southern Command. He has also served as an advisor to private and public companies on geopolitical and cybersecurity matters. He has served as a Trustee for multiple years.

Independent Trustees

Martha Clark Goss: Ms. Goss has experience as chief operating and financial officer of an insurance holding company. She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank. She has experience managing a personal investment vehicle. She has served as a member of the boards of various profit and not-for-profit organizations and a university. She has served as a Trustee for multiple years.

Michael M. Knetter: Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation. He also has responsibility for overseeing management of the university’s endowment. He has academic experience as a professor of international economics. He has served as a member of the boards of various public companies and another mutual fund. He has served as a Trustee for multiple years.

George W. Morriss: Mr. Morriss has experience in senior management and as chief financial officer of a financial services company. He has investment management

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experience as a portfolio manager managing personal and institutional funds. He has served as a member of a committee of representatives from companies listed on NASDAQ. He has served on the board of another mutual fund complex. He has served as a member of the board of funds of hedge funds. He has an advanced degree in finance. He has served as a Trustee for multiple years.

Tom D. Seip: Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage. He has experience as director of an asset management company. He has experience in management of a private investment partnership. He has served as a Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.

Trustees who are “Interested Persons”

Joseph V. Amato: Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm Neuberger Berman Fund Complex. Effective July 1, 2018, serves as Managing Director of Neuberger Berman and President—Mutual Funds of NBIA. He also serves as Neuberger Berman’s Chief Investment Officer for equity investments. He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a major university business school. He has served as a Trustee for multiple years.

Board of Trustees and Committee Meetings

During each Fund’s 2021 fiscal year, each respective Board met 4 times and each Trustee attended at least 75% of (i) the total number of meetings of each Board (held during the period for which he or she has been a Trustee) and (ii) the total number of meetings held by all committees of each Board on which he or she served (held during the period for which he or she has been a Trustee).

Each Board is responsible for managing the business and affairs of its respective Trust. Among other things, each Board generally oversee the portfolio management of the respective Funds it oversees and reviews and approves the Funds’ investment advisory and any sub-advisory contracts and other principal contracts.

Each Board has appointed an Independent Trustee to serve in the role of Chair of the Board. The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the respective Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

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As described below, the Board has an established committee structure through which the Boards consider and address important matters involving the Trusts, including those identified as presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation. The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Trustees, the range of experience represented on the Board, and the Board’s responsibilities.

The Boards have established several standing committees to oversee particular aspects of the Funds’ management and operations. The Boards’ standing committees are described below.

Audit Committee. Each Trust’s Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of each Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment by the respective Board the engagement of each Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of each Fund’s independent registered public accounting firm; (e) to act as a liaison between each Fund’s independent registered public accounting firms and the full Board; (f) monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management about the issuer, current market conditions, and other material factors (“Pricing Procedures”); (g) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; and (h) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available. The independent registered public accounting firm for each Fund shall report directly to the Audit Committee. Each Trust has adopted a written charter for its Audit Committee. The Audit Committee of each Trust has delegated the authority to grant pre-approval of permissible

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non-audit services and all audit, review or attest engagements of the Fund’s independent registered public accounting firm to each member of the Committee between meetings of the Committee.

Each Trust’s Audit Committee is composed entirely of Independent Trustees who are also considered independent under the listing standards applicable to each Fund. For each Trust, its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), and Deborah C. McLean. All members are Independent Trustees. The Board has determined that Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean are qualified to serve as Audit Committee financial experts. During the Equity Funds’ fiscal year ended August 31, 2021, the Committee met 7 times. During NBAF’s and NBIF’s fiscal year ended October 31, 2021, the Committee met 6 times. During NBAMT’s fiscal year ended December 31, 2021, the Committee met 6 times.

Contract Review Committee. Each Trust’s Contract Review Committee is responsible for reviewing and making recommendations to the Board regarding whether to approve or renew the Trust’s principal contractual arrangements, Rule 12b-1 plans, and such other agreements or plans involving the Trust as the Board determines from time to time. The Contract Review Committee oversees and guides the process by which the Independent Trustees annually consider whether to approve or renew such contracts and plans. For each Trust, its members are Marc Gary, Deborah C. McLean (Chair), George W. Morriss (Vice Chair) and Michael J. Cosgrove. All members are Independent Fund Trustees. During the Equity Funds’ fiscal year ended August 31, 2021, the Committee met 5 times. During NBAF’s and NBIF’s fiscal year ended October 31, 2021, the Committee met 5 times. During NBAMT’s fiscal year ended December 31, 2021, the Committee met 5 times.

Ethics and Compliance Committee. Each Trust’s Ethics and Compliance Committee generally: (a) coordinates the Board’s oversight of the Trust’s Chief Compliance Officer (“CCO”) in connection with the implementation of the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) oversees the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; (c) considers and evaluates management’s framework for identifying, prioritizing, and managing compliance risks; (d) oversees the adequacy and fairness of the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which a Fund deals with the manager or any affiliate of the manager as principal or agent; (e) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (f) considers and evaluates other quarterly and annual reports from management, including contractual arrangements with third-party intermediaries. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)

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The Committee’s primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator, custodian and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations and their contracts with the Funds. The CCO is responsible for administering each Trust’s compliance program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. For each Trust, its members are Marc Gary (Chair), James G. Stavridis (Vice Chair), Michael M. Knetter, and Tom D. Seip. All members are Independent Trustees. Each Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from each Trust and NBIA. During the Equity Funds’ fiscal year ended August 31, 2021, the Committee met 4 times. During NBAF’s and NBIF’s fiscal year ended October 31, 2021, the Committee met 4 times. During NBAMT’s fiscal year ended December 31, 2021, the Committee met 4 times.

Executive Committee. Each Trust’s Executive Committee is responsible for acting in an emergency when a quorum of the Board is not available; the Committee has all the powers of the Board when the Board is not in session to the extent permitted by Delaware law. For each Trust, its members are Joseph V. Amato (Vice Chair), Michael J. Cosgrove, Marc Gary, Martha C. Goss, Michael M. Knetter, Deborah C. McLean, George W. Morriss, and Tom D. Seip (Chair). All members, except for Mr. Amato, are Independent Trustees. During each Trust’s recent fiscal year end, the Committee did not meet.

Governance and Nominating Committee. Each Trust’s Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Trustees including as Independent Trustees, as members of committees, as Chair of the Board and as officers of the Trust; (c) recommending for Board approval any proposed changes to Committee membership and recommending for Board and Committee approval any proposed changes to the Chair and Vice Chair appointments of any Committee following consultation with members of each such Committee; and (d) considering and making recommendations relating to the compensation of Independent Trustees. For each Trust, its members are Martha C. Goss (Chair), Michael M. Knetter, Tom D. Seip, and James G. Stavridis (Vice Chair). All members are Independent Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Mutual Funds, 1290 Avenue of the Americas, New York, NY 10104. As previously described, the Committee met to discuss matters related to the nomination of the Nominees with respect to each Trust. During the

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Equity Funds’ fiscal year ended August 31, 2021, the Committee met 3 times. During NBAF’s and NBIF’s fiscal year ended October 31, 2021, the Committee met 4 times. During NBAMT’s fiscal year ended December 31, 2021, the Committee met 3 times.

Investment Performance Committee. Each Trust’s Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management. Each Trustee is a member of the Committee. Michael M. Knetter and Deborah C. McLean are the Chair and the Vice Chair, respectively, of the Committee. All members, except for Mr. Amato, are Independent Trustees. During the Equity Funds’ fiscal year ended August 31, 2021, the Committee met 4 times. During NBAF’s and NBIF’s fiscal year ended October 31, 2021, the Committee met 4 times. During NBAMT’s fiscal year ended December 31, 2021, the Committee met 4 times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Boards oversee risk management of each Fund’s administration and operations. The Boards view risk management as an important responsibility of management.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, liquidity risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall supervision of the Boards, the Funds, the Funds’ investment manager, and the affiliates of the investment manager, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks.

Each Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure. The various committees, as appropriate, and/or, at times, the Board, meet periodically with the Chief Risk Officer, head of operational risk, the Chief Information Security Officer, the CCO, the Treasurer, the Chief Investment Officers for equity, alternative and fixed income, the heads of Internal Audit, and the Funds’ independent auditor. The committees or the Board, as appropriate, review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Boards recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to

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achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Boards’ risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Information Regarding Each Trust’s Process for Nominating Trustee Candidates

Governance and Nominating Committee Charter. A copy of the Governance and Nominating Committee Charter is included herein as Exhibit A.

Shareholder Communications. Each Trust’s Governance and Nominating Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104.

Nominee Qualifications. Each Trust’s Governance and Nominating Committee shall recommend to the Independent Trustees the selection and nomination of Independent Trustee candidates, whether proposed to be appointed by the Board or to be elected by shareholders. The Committee will consider candidates recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Committee evaluates, among other things, candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser and other principal service providers. The Committee also considers the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Committee considers all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee shall consider the nature of and time involved in a candidate’s service on other boards in evaluating whether such service may impair the candidate’s ability to objectively and effectively serve on the Board, and the potential existence of material conflicts of interest.

Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and a committee’s (or a Board’s) perceptions about future issues and needs. Each Board believes that building and maintaining a Board culture that is diverse, equitable and inclusive is a critical element of the Board’s governance structure. Accordingly, when identifying and recruiting new Independent Trustees and considering leadership opportunities and Board and Committee assignments, each Board, shall consider the full range of human diversity, backgrounds, experience, viewpoints, qualifications, and skill sets, among other

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factors, to create a Board which can effectively discharge its responsibilities and duties on behalf of its shareholders. The Boards have adopted this policy on diversity. Each Governance and Nominating Committee expects to assess the effectiveness of this policy no less than every two years as part of its review of each Trust’s Board Governance Policies and annually as part of the Board’s annual self-assessment.

Identifying Nominees. Each Governance and Nominating Committee considers prospective candidates from any source it deems appropriate. Each Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of a Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If a Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Trustees for input.

Any request by management to meet with the prospective candidate would be given appropriate consideration. Each Governance and Nominating Committee may, but is not required to, retain third party consultants, at a Trust’s expense, to assist with the identification and/or evaluation of potential candidates for Independent Trustees.

Trustee Attendance at Special Meetings

No Trust has a policy on Trustee attendance at special meetings of shareholders.

Ownership of Securities

Set forth below is the dollar range of equity securities owned by each Trustee in each Fund as of March 31, 2022. For NBAMT, none of the Trustees own securities in the Trust because Fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts or through certain qualified pension and retirement plans.

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NBEF

Name	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund	Focus Fund	Genesis Fund	Global Real Estate Fund	Greater China Equity Fund	Guardian Fund	Int’l Equity Fund	Int’l Select Fund
Independent Trustees
Michael J. Cosgrove*	A	C	C	A	C	A	A	A	B	C
Marc Gary*	A	A	A	A	A	A	A	A	A	A
Deborah C. McLean*	A	D	A	A	E	A	C	A	A	A
James G. Stavridis*	A	C	A	D	C	A	A	A	C	A
Martha C. Goss	E	C	C	A	E	A	C	A	A	A
Michael M. Knetter	E	A	A	A	D	A	A	D	A	A
George W. Morriss	C	C	A	A	E	A	A	D	A	C
Tom D. Seip	A	A	A	A	E	A	D	E	A	A
Trustees who are “Interested Persons”
Joseph V. Amato	A	E	A	A	E	A	A	A	A	E

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

*Nominee

	Intrinsic Value Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund	U.S. Equity Impact Fund
Independent Trustees
Michael J. Cosgrove*	B	C	C	A	C	A	C	A	A
Marc Gary*	A	A	A	A	E	A	A	A	A
Deborah C. McLean*	D	A	A	A	A	A	C	A	A
James G. Stavridis*	A	A	C	A	A	C	A	A	A
Martha C. Goss	A	A	D	A	A	A	D	A	A
Michael M. Knetter	D	E	A	D	D	E	A	A	A
George W. Morriss	A	E	D	A	A	A	D	A	A
Tom D. Seip	A	A	A	A	A	A	A	A	A
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A	A	A	A	A	A	A	A	A

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

*Nominee

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NBAF

Name	Absolute Return Multi-Manager Fund	Commodity Strategy Fund	Global Allocation Fund	Long Short Fund	U.S. Equity Index PutWrite Strategy Fund
Independent Trustees
Michael J. Cosgrove*	A	A	A	C	A
Marc Gary*	A	A	A	A	A
Deborah C. McLean*	A	A	A	D	A
James G. Stavridis*	C	A	A	A	A
Martha C. Goss	A	A	A	A	A
Michael M. Knetter	A	A	A	E	A
George W. Morriss	A	A	D	D	D
Tom D. Seip	A	A	A	A	A
Trustees who are “Interested Persons”
Joseph V. Amato	A	A	A	A	A

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

*Nominee

NBIF

Name	Core Bond	Emerging Markets Debt	Floating Rate Income	High Income Bond	Municipal High Income	Municipal Impact	Municipal Intermediate Bond	Short Duration Bond	Strategic Income
Independent Trustees
Michael J. Cosgrove*	A	C	A	A	A	A	A	A	C
Marc Gary*	A	A	A	A	A	A	A	A	A
Deborah C. McLean*	A	A	A	A	A	A	A	A	A
James G. Stavridis*	C	A	A	A	C	A	A	A	B
Martha C. Goss	A	A	A	A	A	A	A	A	A
Michael M. Knetter	A	A	A	A	A	A	A	A	A
George W. Morriss	A	A	A	A	A	A	A	A	A
Tom D. Seip	A	A	A	A	A	A	A	A	A
Trustees who are “Interested Persons”
Joseph V. Amato	A	A	A	E	A	A	A	A	A

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

*Nominee

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Aggregate Dollar Range of Equity Securities Owned in all Registered Investment Companies Overseen by Trustee in Neuberger Berman Fund Complex(1)
Independent Trustees
Michael J. Cosgrove*	E
Marc Gary*	E
Deborah C. McLean*	E
James G. Stavridis*	E
Martha C. Goss	E
Michael M. Knetter	E
George W. Morriss	E
Tom D. Seip	E
Trustees who are “Interested Persons”
Joseph V. Amato	E

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

(1) Valuation as of March 31, 2022.

*Nominee

Independent Trustees’ Ownership of Securities

As of March 31, 2022, no Independent Trustee (or his/her immediate family members) owned securities of NBIA or securities in an entity controlling, controlled by or under common control with NBIA (not including registered investment companies).

Information about the Officers of each Trust

The following table sets forth certain information regarding the officers of each Trust.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985 (NBEF, NBIF, NBAMT) Executive Vice President since 2008 and Secretary since inception (NBAF)	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Agnes Diaz (1971)	Vice President since 2013 (all Trusts)	Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
Anthony DiBernardo (1979)	Assistant Treasurer since 2011 (all Trusts)	Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018 (all Trusts)	Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) (all Trusts)	General Counsel– Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013 to 2016), Vice President (2009 to 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (1965)	Assistant Secretary since 2002 (NBEF, NBIF, NBAMT) Assistant Secretary since inception (NBAF)	Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008 (all Trusts)	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
Anthony Maltese (1959)	Vice President since 2015 (all Trusts)	Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
Josephine Marone (1963)	Assistant Secretary since 2017 (all Trusts)	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008 (all Trusts)	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005 (NBEF, NBIF, NBAMT) Treasurer and Principal Financial and Accounting Officer since inception (NBAF)	Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
Frank Rosato (1971)	Assistant Treasurer since 2005 (NBEF, NBIF, NBAMT) Assistant Treasurer since inception (NBAF)	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018 (all Trusts)

Senior Vice President and Associate General

Counsel, Neuberger Berman, since July 2018;

Assistant United States Attorney, Southern

District of New York, 2009 to 2018;

Anti-Money Laundering Compliance Officer,

five registered investment companies for

which NBIA acts as investment manager

and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)	Pursuant to the Bylaws of each Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Compensation of Trustees

The following table sets forth information concerning the compensation of the Trustees. The Funds do not have any pension or retirement plan for their Trustees. For the fiscal year ended August 31, 2021 for NBEF, October 31, 2021 for NBIF and NBAF, and December 31, 2021 for NBAMT, the Trustees received the amounts set forth in the following table from each Trust. For the calendar year ended December 31, 2021, the Trustees received the compensation set forth in the following table for serving as trustee/director of the funds in the Neuberger Berman Fund Complex. Each officer and Trustee who is a director, officer or employee of NBIA or any entity controlling, controlled by or under common control with NBIA serves as a Trustee and/or officer without any compensation from the Funds.

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TABLE OF COMPENSATION

Name and Position	Aggregate Compensation from NBEF for the Fiscal Year Ended August 31, 2021	Aggregate Compensation from NBAF for the Fiscal Year Ended October 31, 2021	Aggregate Compensation from NBIF for the Fiscal Year Ended October 31, 2021	Aggregate Compensation from NBAMT for the Fiscal Year Ended December 31, 2021	Total Compensation from Registered Investment Companies in the Neuberger Berman Fund Complex Paid to Trustees For Calendar Year Ended December 31, 2021
Independent Trustees
Michael J. Cosgrove, Trustee*	$105,070	$25,810	$46,457	$30,805	$240,000
Marc Gary, Trustee*	$102,880	$25,272	$45,489	$30,163	$235,000
Deborah C. McLean, Trustee*	$105,070	$25,810	$46,457	$30,805	$240,000
James G. Stavridis, Trustee*	$96,314	$23,659	$42,586	$28,237	$220,000
Martha C. Goss, Trustee	$102,880	$25,272	$45,489	$30,163	$235,000
Michael M. Knetter, Trustee	$102,880	$25,272	$45,489	$30,163	$235,000
George W. Morriss, Trustee	$103,982	$25,674	$46,213	$30,805	$240,000
Tom D. Seip, Chairman of the Boards and Trustee	$118,629	$28,264	$50,875	$34,055	$270,000
Former Board Members
Candace L. Straight, Former Trustee[1]	$89,611	$16,212	$29,181	$12,280	$95,000
Peter P. Trapp Trustee[2]	$96,314	$23,659	$42,586	$28,237	$220,000
Trustees who are “Interested Persons”
Joseph V. Amato, President, Chief Executive Officer, President and Trustee	$0	$0	$0	$0	$0

*Nominee

1 Ms. Straight unexpectedly passed away in June 2021.

2 Mr. Trapp retired from his position as Trustee effective December 31, 2021.

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Effective January 1, 2022, for serving as a trustee of the Trusts, each Independent Trustee and any Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $180,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Boards, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee receives $20,000 per year, the Chair of the Contract Review Committee receives $25,000 per year and each Chair of the other Committees receives $15,000 per year, with the exception of the Chair of the Executive Committee who receives no additional compensation for this role. No additional compensation is provided for service on a Board committee. The Chair of the Board who is also an Independent Trustee receives an additional $70,000 per year.

Prior to January 1, 2022, for serving as a trustee of the Trusts, each Independent Trustee and any Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $160,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee each received $20,000 per year and each Chair of the other Committees received $15,000 per year. No additional compensation was provided for service on a Board committee. The Chair of the Board who is also an Independent Trustee received an additional $50,000 per year.

The Trust’s reimburse Independent Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Trustee compensation is allocated to each fund in the Neuberger Berman Fund Complex based on a method the Boards find reasonable.

THE TRUSTEES OF EACH TRUST UNANIMOUSLY
RECOMMEND THAT YOU VOTE “FOR” EACH NOMINEE.

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PROPOSALS 2.A. THROUGH 2.G.—TO APPROVE THE AMENDMENT OF CERTAIN OF THE FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

The purpose of Proposals 2.A. through 2.G. is to approve amendments to certain of the Funds’ fundamental investment policies. Proposal 2 does not apply to the Neuberger Berman U.S. Equity Impact Fund, a NBEF Fund, since the Fund has been managed pursuant to the proposed fundamental investment policies since its inception.

Background

The 1940 Act requires registered investment companies, such as the Funds, to have specific investment policies governing certain investment activities that can only be changed with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies.

Many of the Funds’ current fundamental investment policies were initially drafted many years ago based on then-current standards or regulatory requirements. With the passage of time, these restrictions may be outdated, may no longer be consistent with industry practices, may unnecessarily restrict the flexibility of each Fund in pursuing its investment objectives and strategies, or may present unnecessary compliance obligations. Approval of Proposals 2.A through 2.G would modernize the Funds’ fundamental investment policies. NBIA’s ability to manage a Fund’s assets in a changing investment environment may be enhanced by modifying and modernizing unnecessarily restrictive or outdated fundamental investment policies. The proposed fundamental investment policies reference compliance with the applicable 1940 Act requirements or other law, as applicable, rather that listing the specific requirements of the law. Each proposed fundamental investment policy is structured in this manner in an effort to always operate in compliance with the legal requirements, but also to provide the flexibility to shift those practices if the corresponding legal requirements are modified. In addition, the proposed fundamental policies are intended to incorporate any rules promulgated thereunder and any, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including exemptive, or other relief or permission from the SEC, SEC staff or other authority consistent with the law.

Proposals 2.A through 2.G are intended to update each Fund’s fundamental investment policies as set forth below. NBIA has advised each Board that adoption of the proposed fundamental investment policies outlined in Proposals 2.A through 2.G are not expected to affect materially the manner in which the Funds’ investment programs are conducted at this time, as reflected in each Trust’s current prospectus and statement of additional information. In addition, approval of the proposed fundamental policies will have no effect on the investment philosophy of any Fund. NBIA does not propose or anticipate any material change in the management of the Funds if Proposals 2.A through 2.G are approved, but such changes may allow the Funds added flexibility

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in the future in pursuing their investment objectives and strategies. Furthermore, approval of Proposals 2.A through 2.G will allow the Funds to avoid the costs, including potential opportunity costs, associated with arranging a future shareholder meeting to address Proposals 2.A through 2.G should NBIA and the respective Board in the future decide to make material changes to the management of a Fund. Any material changes to the management of a Fund in the future will require consideration by the Board and disclosure in the Fund’s prospectus or statement of additional information, as appropriate.

Shareholders are being asked to vote separately on, and provide voting instructions separately with respect to, each Proposal. No Proposal to amend any fundamental investment policy is contingent upon the approval of any other Proposal. As a result, it may be the case that certain of the Fund’s fundamental investment policies will be amended while others will not. If shareholders do not approve a Proposal, the current investment policy contained in that Proposal will remain in effect for the Fund. If a Proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment policy will take effect as soon as reasonably practicable.

Each Proposal described below sets out the current fundamental investment policy of the Fund to which the Proposal is applicable.

Proposal 2 is intended to, among other things, provide NBIA with greater flexibility in managing each Fund, and, as noted below in Proposal 2.A., in the near term the Funds may take advantage of the additional investment flexibility provided by the amendment of certain of its current fundamental investment policies. However, if Proposal 2 is approved, unless otherwise disclosed in this Proxy Statement, each Fund’s management does not anticipate material changes to the Funds’ principal investment strategies, and each Fund will continue to be managed subject to the applicable limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as each Fund’s investment objective, strategies and policies.

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Proposal 2.A.—To Approve the Amendment of the Fundamental Investment Policy Regarding Borrowing

All Funds except Neuberger Berman U.S. Equity Impact Fund

The Board of each Trust recommends that shareholders of each Fund approve an amendment of the fundamental investment policy regarding borrowing.

Current Fundamental Investment Policy Regarding Borrowing

NBEF

(All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, and Neuberger Berman U.S. Equity Impact Fund). No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

Borrowing (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, and Neuberger Berman International Small Cap Fund). No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

NBIF

(All Funds except Neuberger Berman Core Bond Fund). No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and (except for Neuberger Berman High Income Bond Fund, Neuberger Berman Emerging Markets Debt Fund, and Neuberger Berman Municipal High Income Fund) not for leveraging or investment, and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

Borrowing (Neuberger Berman Core Bond Fund). The Fund may not borrow money, except that it may borrow money from banks for temporary or emergency purposes and not for leveraging or investment; provided that borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund’s total assets, it will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

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NBAF

No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

NBAMT

(All Funds except International Equity Portfolio and U.S. Equity Index PutWrite Strategy Portfolio). Each Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

(International Equity Portfolio and U.S. Equity Index PutWrite Strategy Portfolio). Each Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

Proposed Fundamental Investment Policy Regarding Borrowing

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale

All mutual funds are required to have a fundamental policy regarding the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes. Each Fund has received an exemptive order from the Commission (the “IFL Order”), as further described below, that permits it to borrow from NBIA-advised Funds, which are not banks, to the limited extent necessary to implement the Interfund Lending Program (as defined below) to the extent consistent with the Fund’s investment restrictions and policies and subject to compliance with the conditions of the IFL Order. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays).

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The proposed amendment to the investment policy regarding borrowing will permit a Fund to borrow to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and in situations and under circumstances in which it previously could not do so, rather than stating percentage limitations expressed under current applicable law. If current applicable law were to change, each Fund would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment policy with respect to borrowing across all of the Funds.

Borrowing may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period.

Additionally, pursuant to the IFL Order, a Fund, to the extent permitted by its investment policies and subject to meeting the conditions of the IFL Order, has the ability to borrow money from certain other funds advised by NBIA or any successor thereto or an investment adviser controlling, controlled by, or under common control with NBIA or any successor thereto (“NBIA-advised Funds”) pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, a Fund may borrow money for temporary purposes directly from certain other NBIA-advised Funds (an “Interfund Loan”). All Interfund Loans would consist only of uninvested cash reserves that the lending NBI-advised Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. Each Fund’s current fundamental investment policy as it relates to borrowing limits the Fund’s ability to borrow under the Interfund Lending Program since each policy limits borrowings to be only from banks. Under the proposed amendment to the investment policy regarding borrowing, each Fund would be able to conduct borrowings from other NBIA-advised Funds through the Interfund Lending Program, which the Board believes could provide the Fund access to lower interest rates on such borrowed amounts than those that typically would be payable under short-term loans offered by banks or custodian overdrafts.

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Proposal 2.B.—To Approve the Amendment of the Fundamental Investment Policy Regarding Commodities

All Funds except Neuberger Berman U.S. Equity Impact Fund

The Board of each Trust has proposed that shareholders of each Fund approve an amendment of the fundamental investment policy regarding commodities.

Current Fundamental Investment Policy Regarding Commodities

NBEF

(All Funds except Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, and Neuberger Berman U.S. Equity Impact Fund). No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

(Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, and Neuberger Berman International Small Cap Fund). No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

(Neuberger Berman Dividend Growth Fund and Neuberger Berman Global Real Estate Fund). The Fund may not purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

NBIF

(Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund). Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. For Neuberger Berman High Income Bond Fund this restriction also shall not prohibit the Fund from purchasing foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments.

(Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund and Neuberger Berman Strategic Income Fund). The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities other than foreign currency), foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

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(Neuberger Berman Municipal High Income Fund). The Fund may not purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

(Neuberger Berman Municipal Impact Fund). The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities), or from investing in securities of any kind.

NBAF

(Neuberger Berman Long Short Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund). No Fund may purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

(Neuberger Berman Commodity Strategy Fund and Neuberger Berman Global Allocation Fund). No Fund may purchase physical commodities or contracts thereon, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities other than foreign currency), foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

(Neuberger Berman Absolute Return Multi-Manager Fund “ARMM"). The Fund may not purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

NBAMT

(All Funds except U.S. Equity Index PutWrite Strategy Portfolio). Each Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures and foreign currencies and forward contracts but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

(U.S. Equity Index PutWrite Strategy Portfolio). The Fund may not purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind. For purposes of the investment limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities. Also, this limitation does not prohibit the Funds from purchasing securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, derivative instruments, or, for U.S. Equity Index PutWrite Strategy Portfolio, from purchasing physical commodities.

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Proposed Fundamental Investment Policy Regarding Commodities

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

The current investment policy for each Fund generally requires the Fund (a) to not purchase physical commodities or contracts thereon or (b) to not purchase physical commodities, except to the extent permitted by the 1940 Act. Each policy further clarifies that it does not restrict purchases of various financial contracts and derivative instruments that, under the federal securities and commodities laws, may be considered to be commodities or commodities interests, although the language regarding these permissible investments varies among the Funds. The proposed investment policy removes the prohibition on purchases of physical commodities or contracts thereon and permits each Fund to make purchases and sales of commodities and contracts related to commodities to the extent permitted by the 1940 Act. In addition, the proposed amendment is intended to create a uniform investment policy with respect to the purchase and sale of commodities across all of the Funds.

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Proposal 2.C.—To Approve the Amendment of the Fundamental Investment Policy Regarding Industry Concentration

All Funds except Neuberger Berman U.S. Equity Impact Fund

The Board of each Trust has proposed that shareholders of each Fund approve an amendment of the fundamental investment policy regarding industry concentration.

Current Fundamental Investment Policy Regarding Industry Concentration

NBEF

(All Funds except Neuberger Berman Dividend Growth Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman International Small Cap Fund Neuberger Berman Real Estate Fund, and Neuberger Berman U.S. Equity Impact Fund). No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

(Neuberger Berman Dividend Growth Fund and Neuberger Berman International Small Cap Fund). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(Neuberger Berman Global Real Estate Fund). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(Neuberger Berman Real Estate Fund). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

NBIF

(Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund). No Fund may invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to (i) U.S. Government and Agency Securities or (ii) investments by Neuberger Berman Municipal Impact Fund or Neuberger Berman Municipal Intermediate Bond Fund in municipal securities.

(Neuberger Berman Emerging Markets Debt Fund and Neuberger Berman Municipal High Income Fund). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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(Neuberger Berman Strategic Income Fund). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to purchases of U.S. Government and Agency Securities.

NBAF

(Neuberger Berman Commodity Strategy Fund). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that it may invest 25% or more of its total assets in investments that provide exposure to the group of industries that comprise the commodities sector. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund). No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(ARMM). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

NBAMT

(All Funds except U.S. Equity Index PutWrite Strategy Portfolio). Each Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to purchases of (i) U.S. Government and Agency Securities, or (ii) investments by all Funds (except International Equity Portfolio) in certificates of deposit (“CDs”) or bankers’ acceptances issued by domestic branches of U.S. banks.

(U.S. Equity Index PutWrite Strategy Portfolio). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Proposed Fundamental Investment Policy Regarding Industry Concentration

All Funds except Neuberger Berman Global Real Estate Fund and Neuberger Berman Real Estate Fund of NBEF and Neuberger Berman Commodity Strategy Fund of NBAF:

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with

38

appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations.

Neuberger Berman Global Real Estate Fund and Neuberger Berman Real Estate Fund:

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations.

Neuberger Berman Commodity Strategy Fund:

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, except that it may invest 25% or more of its total assets in investments that provide exposure to the group of industries that comprise the commodities sector. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations.

Rationale

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund intends to concentrate its investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding certain types of securities) constitutes concentration. It is possible that this interpretation of concentration could change in the future. If the SEC staff’s interpretation of concentration were to change from its current position, the Funds would not be able to change their investment restrictions with respect to concentration without seeking shareholder approval.

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Unlike each Fund’s current investment policy, its proposed investment policy does not state a percentage limitation. Accordingly, each Fund’s proposed investment policy would give the Fund the flexibility to take advantage of any future changes in the interpretation of “concentration” under the 1940 Act without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment restriction with respect to concentration across all of the Funds, to the extent possible.

Proposal 2.D.—To Approve the Amendment of the Fundamental Investment Policy Regarding Lending

All Funds except Neuberger Berman U.S. Equity Impact Fund

The Board of each Trust has proposed that shareholders of each Fund approve an amendment of the fundamental investment policy regarding lending.

Current Fundamental Investment Policy Regarding Lending

NBEF

(All Funds except Neuberger Berman Dividend Growth Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, and Neuberger Berman U.S. Equity Impact Fund). No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

(Neuberger Berman Dividend Growth Fund and Neuberger Berman Global Real Estate Fund). No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of all or a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

(Neuberger Berman Greater China Equity Fund). The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of all or a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

NBIF

(All Funds except Neuberger Berman Municipal High Income Fund). No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, and for Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Impact Fund, and Neuberger Berman Strategic Income Fund loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

(Neuberger Berman Municipal High Income Fund). The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of all or a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

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NBAF

(Neuberger Berman Long Short Fund). No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements

(Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund). No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of all or a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

(ARMM). The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

NBAMT

(All Funds except U.S. Equity Index PutWrite Strategy Portfolio). Each Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

(U.S. Equity Index PutWrite Strategy Portfolio). The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

Proposed Fundamental Investment Policy Regarding Lending

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

Each Fund currently includes the SEC staff interpretation in its investment policy while clarifying that each such Fund has flexibility to engage in certain transactions and investment-related practices, although the language regarding these permissible exceptions varies among the Funds.

The proposed investment policy will permit a Fund to make loans to the extent permitted by the 1940 Act and related interpretation and modifications. If current

41

applicable law were to change, each Fund would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment policy with respect to loans across all of the Funds.

Proposal 2.E.—To Approve the Amendment of the Fundamental Investment Policy Regarding Investing in Real Estate

All Funds except Neuberger Berman U.S. Equity Impact Fund

The Board of each Trust has proposed that shareholders of each Fund approve an amendment of the fundamental investment policy regarding investing in real estate.

Current Fundamental Investment Policy Regarding Investing in Real Estate

NBEF

(All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman U.S. Equity Impact Fund). No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

(Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund and Neuberger Berman International Small Cap Fund). No Fund may invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

(Neuberger Berman Real Estate Fund). The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

(Neuberger Berman Equity Income Fund and Neuberger Berman Intrinsic Value Fund). The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers a principal business of which is mortgaging, investing, and/or dealing in real estate or interests therein, (ii) invest in instruments that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

NBIF

(All Funds except Neuberger Berman Strategic Income Fund). No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

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(Neuberger Berman Strategic Income Fund). The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

NBAF

No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

NBAMT

Each Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

Proposed Fundamental Investment Policy Regarding Investing in Real Estate

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale

The 1940 Act does not prohibit a fund from owning real estate or investing in real estate mortgage loans; however, a fund is limited in the amount of illiquid assets it may purchase by Rule 22e-4 under the 1940 Act. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.

All of the Funds are currently subject to investment restrictions that generally prohibit the purchase or sale of real estate. However, under their current investment policy, all of the Funds have flexibility to make certain real estate-related investments that are carved out as exceptions to the policy, although the language regarding these permissible exceptions varies among the Funds.

The proposed investment policy would allow the Funds to invest in a potentially greater universe of real estate-related investments than the current investment policy by permitting investments in accordance with the 1940 Act and related interpretation and modifications. In addition, the proposed amendment is intended to create a uniform investment policy with respect to real estate across all of the Funds.

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Proposal 2.F.—To Approve the Amendment of the Fundamental Investment Policy Regarding the Issuance of Senior Securities

All Funds except Neuberger Berman U.S. Equity Impact Fund

The Board of each Trust has proposed that shareholders of each Fund approve an amendment of the fundamental investment policy regarding the issuance of senior securities.

Current Fundamental Investment Policy Regarding Issuance of Senior Securities

NBEF	(All Funds except Neuberger Berman U.S. Equity Impact Fund). No Fund may issue senior securities, except as permitted under the 1940 Act.
NBIF	No Fund may issue senior securities, except as permitted under the 1940 Act.
NBAF	No Fund may issue senior securities, except as permitted under the 1940 Act.
NBAMT	Each Fund may not issue senior securities, except as permitted under the 1940 Act.

Proposed Fundamental Investment Policy Regarding Issuance of Senior Securities

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale

All mutual funds are required to have a fundamental policy regarding the issuance of senior securities. The 1940 Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.

For each Fund, the proposed investment policy is substantially similar to its current investment policy. The proposed amendment is intended merely to create a uniform investment policy with respect to senior securities across all of the Funds.

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Proposal 2.G.—To Approve the Amendment of the Fundamental Investment Policy Regarding Underwriting

All Funds except Neuberger Berman U.S. Equity Impact Fund

The Board of each Trust has proposed that shareholders of each Fund approve an amendment of the fundamental investment policy regarding underwriting.

Current Fundamental Investment Policy Regarding Underwriting

NBEF

(All Funds except Neuberger Berman U.S. Equity Impact Fund). No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

NBIF

(All Funds except Neuberger Berman Municipal High Income Fund). No Fund may engage in the business of underwriting securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

(Neuberger Berman Municipal High Income Fund). The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

NBAF

No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

(ARMM). The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

NBAMT

Each Fund may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

Proposed Fundamental Investment Policy Regarding Underwriting

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the business of underwriting securities issued by others. Under the federal securities laws, a person may be deemed to be an “underwriter” if the person purchases securities from another issuer with the intention of reselling such securities to the public. However, a fund may purchase securities (such as restricted securities) in a private transaction for investment purposes and later resell such securities to institutional or other investors. In these circumstances, a fund may be considered to be within the technical definition of an underwriter under

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the federal securities laws notwithstanding the fact that the fund does not hold itself out as being engaged in the business of underwriting.

The proposed amendment modifies each Fund’s investment policy to permit the Fund to underwrite the securities of other issuers to the full extent permitted by the 1940 Act and related interpretations and modification. If current applicable law were to change, each Fund would be able to conform to any such new law without the Board or shareholders taking further action. In addition, the proposed amendment is intended to create a uniform investment policy with respect to underwriting across all of the Funds.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSALS 2.A. THROUGH 2.G.

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VOTING INFORMATION

Voting Rights

Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Exhibit B of this Proxy Statement sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date. Regardless of the class of shares they own, shareholders of each Fund will vote as a single class on each Proposal. Except with respect to the election of Trustees in Proposal 1, each Fund’s shareholders will vote separately on each Proposal with respect to that Fund. If you are a shareholder of more than one Fund, you will be voting on Proposals 2.A through 2.G separately with respect to each Fund in which you hold shares. Shareholders of all the Funds in each Trust will vote together to approve the election of a Trustee to serve on the Board of the applicable Trust.

For Shareholders of an NBAMT Fund, shares of the Funds are sold to Separate Accounts and are used as investment options under Variable Contracts. Variable Contract owners who select a Fund for investment through a Variable Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. An Insurance Company that uses a Fund as a funding vehicle, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract owners. Therefore, for Separate Accounts that are registered with the SEC, an Insurance Company will request voting instructions from the Variable Contract owner and will vote shares or other interests in the Separate Account as directed by the Variable Contract owner. In the event that any Variable Contract owners fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the Insurance Company will vote the shares attributable to those Variable Contract owners for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract owners investing through the same Separate Account, even if only a small number of Variable Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Variable Contract owners fail to give voting instructions, a small number of Variable Contract owners may determine the outcome of the vote. Shares of the Funds are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes a Fund as an investment option, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their Plan Participants who have an interest in the Fund. With respect to Fund shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

If the enclosed proxy card or voting instruction card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card or voting instruction card will be voted in accordance with the instructions marked on the proxy card or voting instruction card. If no instructions are specified on a proxy card

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or voting instruction card, shares will be voted “FOR” the election of each nominee for Trustee and “FOR,” “ABSTAIN,” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card or voting instruction card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card or voting instruction card must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The Funds expect that broker-dealer firms holding shares of the Funds’ stock in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the election of Trustees. The Funds understand that, under the rules of the NYSE, such broker-dealers may grant authority to the proxies designated by the Funds to vote on the election of Trustees for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

In tallying shareholder votes, proxies that reflect abstentions or “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against the election of Trustees.

For situations in which advisers have proxy voting discretion, they will vote the Proposals in accordance with their proxy voting policies. Generally, this means that they will follow a third-party proxy voting provider’s recommendations, however, they have the ability to vote contrary to the recommendation in certain circumstances.

Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NBIA, affiliates of NBIA or other representatives of the Funds. Proxy solicitations may also be made by Broadridge Financial Solutions, Inc.

Quorum; Adjournment

A quorum with respect to a Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. For NBAMT, the insurance companies whose separate accounts hold the Trust’s shares

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will be counted as the shareholders in determining whether a quorum is present. If a quorum is not present at a Fund’s Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chair of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no shareholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any proposal and those proxies they are required to “WITHHOLD” on some or all nominees in their discretion. If a quorum is present at the Meeting, the Chair of the Meeting may adjourn the Meeting if sufficient votes to approve a Proposal are not received or for any other purpose. A shareholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The Board also may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.

Vote Required

Shareholders of each Fund of each Trust must (1) together approve the election of each Trustee to serve on the Board of an applicable Trust and (2) separately approve Proposals 2.A through 2.G for such Fund. With respect to Proposal 1, the election of a nominee to the Board of Trustees of a Trust requires the affirmative vote of a plurality of the votes cast at the Meeting of that Trust’s shareholders. An affirmative vote of the plurality means that the person receiving the highest number of affirmative “FOR” votes for the position at the Meeting will be elected. Because this is a plurality vote, the Nominees will be elected as Trustees even if they receive only one “FOR” vote. Approval of Proposals 2.A through 2.G by an applicable Fund will each require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card or voting instruction card.

INFORMATION ON THE FUNDS’ INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRMS

Ernst & Young LLP (“Ernst & Young”) audited certain NBEF Funds’ financial statements for the fiscal year ended August 31, 2021, certain NBAF Funds’ financial statements for the fiscal year ended October 31, 2021, certain NBIF Funds’ financial statements for the fiscal year ended October 31, 2021, and all NBAMT Funds’

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financial statements for the fiscal year ended December 31, 2021.1 Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for each Trust and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Trust’s filings with the Securities and Exchange Commission (“SEC”). In the opinion of each Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the respective Fund’s independent registered public accounting firm. The Board of NBEF has selected Ernst & Young as the independent registered public accounting firm for each Fund of the Trust for the fiscal year ending August 31, 2022. The Board of NBAF has selected Ernst & Young as the independent registered public accounting firm for each Fund of the Trust for the fiscal year ending October 31, 2022. The Board of NBIF has selected Ernst & Young as the independent registered public accounting firm for each Fund of the Trust for the fiscal year ending October 31, 2022. The Board of NBAMT has selected Ernst & Young as the independent registered public accounting firm for each Fund of the Trust for the fiscal year ending December 31, 2022. Ernst & Young has informed the Funds that it has no material direct or indirect financial interest in any Fund.

Tait Weller & Baker LLP (“Tait Weller”) audited certain NBEF Funds’ financial statements for the fiscal year ended August 31, 2021, Neuberger Berman Long Short Fund’s, a NBAF Fund, financial statements for the fiscal year ended October 31, 2021, and certain NBIF Funds’ financial statements for the fiscal year ended October 31, 2021.2 Tait Weller served as the independent registered public accounting firm for certain NBEF Funds, Neuberger Berman Long Short Fund, and certain NBIF Funds, and provided audit services, tax compliance services and assistance and consultation

1 Ernst & Young audited all the NBAMT Funds, and the following additional Funds: NBEF (August 31, 2021 fiscal year end): Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman U.S. Equity Impact Fund; NBAF (October 31, 2021 fiscal year end): Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Commodity Strategy Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy; and NBIF (October 31, 2021 fiscal year end): Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Strategic Income Fund.

2 Tait Weller audited the following Funds: NBEF (August 31, 2021 fiscal year end): Neuberger Berman Intrinsic Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Sustainable Equity Fund; NBAF (October 31, 2021 fiscal year end): Neuberger Berman Long Short Fund; and NBIF (October 31, 2021 fiscal year end): Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund.

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in connection with the review of each respective Fund’s filings with the SEC. Tait Weller informed the Trusts that it had no material direct or indirect financial interest in any Fund.

Effective on December 15, 2021, Tait Weller ceased to serve as the independent registered public accounting firm of the Funds disclosed in footnote 2 herein (collectively, the “Change in Auditor Funds”). Tait did not resign and did not decline to stand for re-election. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Boards and was approved by each Board.

Tait Weller’s reports on the Change in Auditor Funds’ financial statements for the fiscal years ended August 31, 2021 and August 31, 2020 for NBEF, October 31, 2021 and October 31, 2020 for Neuberger Berman Long Short Fund, and October 31, 2021 and October 31, 2020 for NBIF, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended August 31, 2021 and August 31, 2020 for NBEF, October 31, 2021 and October 31, 2020 for Neuberger Berman Long Short Fund, and October 31, 2021 and October 31, 2020 for NBIF, and during the subsequent interim period through December 15, 2021: (i) there were no disagreements with Tait Weller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait Weller, would have caused Tait Weller to make reference to the subject matter of the disagreements in connection with its reports on the Change in Auditor Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On December 15, 2021, the Audit Committee of the Boards recommended, and each Board approved, the selection of Ernst & Young as the Change in Auditor Funds’ independent registered public accounting firm for the fiscal year ended August 31, 2022 for NBEF and October 31, 2022 for NBAF and NBIF. During the Change in Auditor Funds’ fiscal years ended August 31, 2021 and August 31, 2020 for NBEF, October 31, 2021 and October 31, 2020 for Neuberger Berman Long Short Fund, and October 31, 2021 and October 31, 2020 for NBIF, and the subsequent period through December 15, 2021, neither the Change in Auditor Funds, nor anyone on their behalf consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Change in Auditor Funds’ financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Representatives of Ernst & Young and Tait Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire

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and will be available should any matter arise requiring their presence. Information concerning the fees billed by the independent registered public accounting firms is included in Exhibit C.

GENERAL INFORMATION

Ownership of Shares

Information regarding ownership of shares is included in Exhibit D.

Payment of Solicitation Expenses

Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s) or voting instruction card(s). Supplementary solicitations may be made by mail, telephone and electronic transmission or in person by regular employees of NBIA, affiliates of NBIA or other representatives of the Funds. NBIA serves as each Fund’s investment manager and administrator. In addition, each Fund has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. The aggregate cost of retaining such proxy solicitation firm is expected to be about $2 million in connection with the solicitation of proxies and the costs of printing and distributing the proxy materials.

Other Matters to Come Before the Meeting

The Funds do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, including votes to adjourn the Meeting to allow for the additional solicitation or proxy statements, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Funds may be voted only in person or by written proxy.

Shareholder Proposals

The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2022. The Trustees will call a special meeting of shareholders of a Fund or class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or class entitled to vote at such meeting.

Any Fund Shareholder who wishes to nominate Trustees or make proposals to be voted on to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. Any shareholder proposal intended to be presented at any future meeting of

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Fund shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders may send communications that they would like to direct to the Board of Trustees or to an individual Trustee of a Fund to the attention of the Chief Compliance Officer (“CCO”) of the Funds, or to Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104. The Board has directed the CCO and Ms. Brandon to send such communications to the chairpersons of the applicable Fund’s Ethics and Compliance Committee. Nominee recommendations and shareholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Please advise the Funds, c/o Secretary, 1290 Avenue of the Americas, New York, New York 10104, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement to supply to the beneficial owners of these shares.

Investment Manager, Administrator, and Principal Underwriter

NBIA serves as the investment manager and administrator to each Fund. NBIA provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NBIA is located at 1290 Avenue of the Americas, New York, New York 10104. As of December 31, 2021, NBIA and its affiliates had approximately $460 billion in assets under management. Neuberger Berman BD LLC (“NBBD”) serves as the distributor in connection with the continuous offering of each Fund’s shares, and is each Fund’s “principal underwriter” within the meaning of the 1940 Act. NBBD is located at 1290 Avenue of the Americas, New York, New York 10104. In addition, the investment advisers listed below serve as investment sub-advisers to certain of the Funds.

NBIA retains Neuberger Berman Europe Limited, Lansdowne House, 57 Berkeley Square, London, W1J 6ER, United Kingdom, as sub-adviser with respect to Neuberger Berman Emerging Markets Debt Fund.

NBIA retains Green Court Capital Management Limited, located at 20/F Jardine House, 1 Connaught Place, Hong Kong, as sub-adviser with respect to Neuberger Berman Greater China Equity Fund.

NBIA retains (i) BH-DG Systematic Trading LLP, whose registered office is located at 55 Baker Street, London W1U 7EU, United Kingdom, (ii) GAMCO Asset Management Inc., located at One Corporate Center, Rye, NY 10580, USA, (iii) P/E

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Global, LLC, located at 75 State Street, 31st Floor, Boston, Massachusetts 02109, USA, and (iv) Portland Hill Asset Management Limited, located at 21 Knightsbridge, London, SW1X7LY, United Kingdom, each as a sub-adviser with respect to Neuberger Berman Absolute Return Multi-Manager Fund.

By order of the Boards of Trustees,

Claudia A. Brandon
Secretary of the Trusts

May 11, 2022

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EXHIBIT A

NEUBERGER BERMAN FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Governance and Nominating Committee Membership and Purposes

The Governance and Nominating Committee (“Committee”) of the Neuberger Berman Funds (the “Funds”) shall be composed solely of members of the Board of Trustees/Directors of each Fund (“Board”) who are not “interested persons” of any Fund (“Independent Trustees”), as defined in §2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Committee shall consist of at least three Independent Trustees selected by the Board.

The primary purposes of the Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board or as officers of the Funds, and to consider and make recommendations relating to the compensation of Independent Trustees.

Duties and Powers of the Committee

1.	The Committee shall coordinate with counsel to the Funds or to the Independent Trustees to establish and carry out a process for an annual evaluation by the Board of the performance of the Board and its various committees. The Committee shall report to the Board the findings and recommendations from these evaluations.
2.	The Committee shall periodically review the composition of the Board and each committee thereof and the backgrounds and skill sets of the Board and committee members to determine whether it may be appropriate to recommend adding or removing Trustees. The Committee shall propose to the Board and the Independent Trustees changes to the number of positions on the Board and each committee. The Committee shall also review as it deems necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized and shall make recommendations to the Board on these matters.
3.	The Committee shall recommend to the Independent Trustees of the Funds the selection and nomination of candidates for Independent Trustees, whether proposed to be appointed by the Board or to be elected by shareholders. The Committee may consider recommendations for candidates from any source it deems appropriate. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other
A-1

principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee shall consider the nature of and time involved in a candidate’s service on other boards in evaluating whether such service may impair the candidate’s ability to objectively and effectively serve on the Board, and the potential existence of material conflicts of interest. In the absence of contrary information, the Committee is entitled to rely on answers provided in writing by a candidate to a Directors and Officers Questionnaire prepared by counsel to the Funds or to the Independent Board Members.

4.	The Committee shall consider any request from a Trustee seeking a position as an employee or board member of another public company or a financial services company (whether publicly-owned or privately-held) or another fund complex, fund sponsor, fund distributor or other fund service provider. Such a request must be approved by the Committee prior to the Trustee accepting the position. In reviewing such a request, the Committee shall consider the nature of and time involved in such a position, whether it may impair the Trustee’s ability to continue to objectively and effectively serve on the Board, and the potential existence of material conflicts of interest.
5.	The Committee shall nominate candidates for the various Board committees for selection by the Board. In determining candidates’ qualifications for committee membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the committee. The Committee shall have the authority to establish policies concerning membership on all Board committees, including rotation of membership and rotation of chairs and vice chairs. The Committee shall review at least every three years the rotation of Board member service on the various committees and shall recommend for Board approval any proposed changes to committee membership. Following consultation with members of each committee, the Committee shall recommend for Board and committee approval any proposed changes to the chair or vice chair appointments of each such committee. Each Board committee chair shall serve a three-year term with a maximum of two such terms, which may be extended in the Committee’s discretion if agreed upon by that Board committee.
6.	The Committee shall nominate candidates to serve as officers of the Funds and Chair of the Board.
7.	The Committee shall review at least every two years the compensation paid to Independent Trustees, including the appropriateness and amount of any special compensation for specific positions or services, and shall recommend any proposed changes in compensation to the Independent Trustees as a group. If special Board meetings are held during any year, the Committee may choose to determine whether additional compensation is appropriate, on a case-by-case basis. The chair of the Committee may propose an interim review of compensation.
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8.	The Committee shall coordinate the review of all Committee charters every two years (or more often, if necessary to meet regulatory requirements).
9.	The Committee is empowered to investigate and report on any other matter brought to its attention within the scope of its duties.
10.	The Committee has the authority to retain, at the Funds’ expense, such advisers, consultants or experts, as the Committee deems necessary or appropriate to fulfill its responsibilities. If the Committee retains an adviser, consultant or expert, counsel to the Independent Trustees shall notify the Independent Chair and the Funds’ Treasurer of the amount of the fees and expenses to be charged for the adviser’s/consultant’s/expert’s services (or estimates thereof).
11.	The Committee shall review the Board Governance Policies no less than every two years and shall recommend any changes to the Board for its approval. As part of its review, the Committee will consider whether the principles and practices have been, and are likely to continue to be, effective in enabling the Board to fulfill its responsibilities. The Committee may also compare current practices to the expectations of shareholders; changes in the law or regulations; and the practices of other boards in the industry. Counsel to the Independent Trustees shall advise the Committee when changes to the Board Governance Policies are required by changes in the law or regulations. The Committee shall from time to time recommend to the Board any other policies concerning Board operations.
12.	The Committee shall oversee the development and implementation of Board education sessions, as the Committee deems appropriate.

Operations of the Committee

1.	The Committee shall meet on a regular basis and at least annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days’ notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week’s time.
2.	The Committee shall ordinarily meet in person; however, members may attend virtually or telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s Trust Instrument or bylaws for the Board as a whole.
3.	The Committee shall have the authority to meet privately and to admit non-members individually by invitation.
4.	The Committee may select one of its members to be the Chair and may select a Vice Chair.
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5.	The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members and counsel as the Chair deems appropriate; (3) serve as Chair of such meetings; (4) serve as the Committee’s primary liaison with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members such duties as he or she deems appropriate.

6.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.
7.	Reliance on Third Parties – In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person’s professional or expert competence; or (3) another Board committee.
8.	The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter at least every other year and recommend to the full Board any changes the Committee deems appropriate. Because the Executive Committee does not meet on a regular basis but meets only on an as-needed basis, the Committee shall also be responsible for reviewing the Executive Committee Charter at least every other year and recommending to the full Board any changes the Committee deems appropriate.

Approved on December 15, 2021

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EXHIBIT B – OUTSTANDING FUND SHARES

The following tables sets forth the outstanding shares of each Fund as of the Record Date.

NEUBERGER BERMAN EQUITY FUNDS
Fund	Outstanding Shares
Neuberger Berman Dividend Growth Fund	4,019,807.686
Neuberger Berman Emerging Markets Equity Fund	53,498,252.729
Neuberger Berman Equity Income Fund	82,131,247.838
Neuberger Berman Focus Fund	29,662,580.576
Neuberger Berman Genesis Fund	165,938,552.768
Neuberger Berman Global Real Estate Fund	338,594.051
Neuberger Berman Greater China Equity Fund	4,387,420.132
Neuberger Berman Guardian Fund	76,879,270.662
Neuberger Berman International Equity Fund	112,977,682.860
Neuberger Berman International Select Fund	12,352,246.125
Neuberger Berman International Small Cap Fund	243,012.974
Neuberger Berman Intrinsic Value Fund	68,405,367.192
Neuberger Berman Large Cap Value Fund	222,140,444.622
Neuberger Berman Mid Cap Growth Fund	111,800,935.454
Neuberger Berman Mid Cap Intrinsic Value Fund	2,346,784.925
Neuberger Berman Multi-Cap Opportunities Fund	31,975,905.065
Neuberger Berman Real Estate Fund	74,608,946.703
Neuberger Berman Small Cap Growth Fund	8,136,266.191
Neuberger Berman Sustainable Equity Fund	37,795,380.622
Neuberger Berman U.S. Equity Impact Fund	603,376.241

NEUBERGER BERMAN ALTERNATIVE FUNDS
Fund	Outstanding Shares
Neuberger Berman Absolute Return Multi-Manager Fund	6,983,624.027
Neuberger Berman Commodity Strategy Fund	38,576,587.080
Neuberger Berman Global Allocation Fund	815,742.244
Neuberger Berman Long Short Fund	308,404,647.453
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	54,710,831.444
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NEUBERGER BERMAN INCOME FUNDS
Fund	Outstanding Shares
Neuberger Berman Core Bond Fund	60,235,855.748
Neuberger Berman Emerging Markets Debt Fund	20,310,415.868
Neuberger Berman Floating Rate Income Fund	56,083,968.706
Neuberger Berman High Income Bond Fund	149,583,800.646
Neuberger Berman Municipal High Income Fund	13,374,804.399
Neuberger Berman Municipal Impact Fund	5,136,692.649
Neuberger Berman Municipal Intermediate Bond Fund	18,141,931.861
Neuberger Berman Short Duration Bond Fund	19,873,897.055
Neuberger Berman Strategic Income Fund	300,193,233.523

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Fund	Outstanding Shares
International Equity Portfolio	2,718,889.343
Mid Cap Growth Portfolio	18,118,804.739
Mid Cap Intrinsic Value Portfolio	7,046,722.336
Short Duration Bond Portfolio	9,711,970.073
Sustainable Equity Portfolio	21,049,337.585
U.S. Equity Index PutWrite Strategy Portfolio	3,561,593.694
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EXHIBIT C

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Audit Fees

The aggregate fees billed by Ernst & Young for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements of certain Funds during the fiscal years ended August 31, 2020 and August 31, 2021 with respect to Neuberger Berman Equity Funds, fiscal years ended October 31, 2020 and October 31, 2021 with respect to Neuberger Berman Alternative Funds and Neuberger Berman Income Funds, and fiscal years ended December 31, 2020 and December 31, 2021 with respect to Neuberger Berman Advisers Management Trust, are as shown in the table below.

	Audit Fees Billed
Fund	Fiscal Year Ended 8/31/21	Fiscal Year Ended 8/31/20
Neuberger Berman Equity Funds	$679,126	$646,626
Fund	Fiscal Year Ended 10/31/21	Fiscal Year Ended 10/31/20
Neuberger Berman Alternative Funds	$274,190	$266,189
Neuberger Berman Income Funds	$259,369	$251,768
Fund	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20
Neuberger Berman Advisers Management Trust	$227,590	$220,790

The aggregate fees billed by Tait Weller for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements of certain Funds during the fiscal years ended August 31, 2020 and August 31, 2021 with respect to Neuberger Berman Equity Funds, fiscal years ended October 31, 2020 and October 31, 2021 with respect to

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Neuberger Berman Alternative Funds and Neuberger Berman Income Funds, and fiscal years ended December 31, 2020 and December 31, 2021 with respect to Neuberger Berman Advisers Management Trust, are as shown in the table below.

	Audit Fees Billed
Fund	Fiscal Year Ended 8/31/21	Fiscal Year Ended 8/31/20
Neuberger Berman Equity Funds	$130,950	$128,400
Fund	Fiscal Year Ended 10/31/21	Fiscal Year Ended 10/31/20
Neuberger Berman Alternative Funds	$43,875	$43,000
Neuberger Berman Income Funds	$114,925	$112,650
Fund	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20
Neuberger Berman Advisers Management Trust	N/A	N/A

Audit-Related Fees

The aggregate audit-related fees billed by Ernst & Young for certain Funds during the fiscal years ended August 31, 2020 and August 31, 2021 with respect to Neuberger Berman Equity Funds, fiscal years ended October 31, 2020 and October 31, 2021 with respect to Neuberger Berman Alternative Funds and Neuberger Berman Income Funds, and fiscal years ended December 31, 2020 and December 31, 2021 with respect to Neuberger Berman Advisers Management Trust, are as shown in the table below. The nature of the services provided involved agreed-upon procedures relating to the preferred stock.

	Audit-Related Fees Billed
Fund	Fiscal Year Ended 8/31/21	Fiscal Year Ended 8/31/20
Neuberger Berman Equity Funds	$0	$0
Fund	Fiscal Year Ended 10/31/21	Fiscal Year Ended 10/31/20
Neuberger Berman Alternative Funds	$0	$0
Neuberger Berman Income Funds	$0	$0
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Fund	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20
Neuberger Berman Advisers Management Trust	$0	$0

The aggregate audit-related fees billed by Tait Weller for certain Funds during the fiscal years ended August 31, 2020 and August 31, 2021 with respect to Neuberger Berman Equity Funds, fiscal years ended October 31, 2020 and October 31, 2021 with respect to Neuberger Berman Alternative Funds and Neuberger Berman Income Funds, and fiscal years ended December 31, 2020 and December 31, 2021 with respect to Neuberger Berman Advisers Management Trust, are as shown in the table below. The nature of the services provided involved agreed-upon procedures relating to the preferred stock.

	Audit-Related Fees Billed
Fund	Fiscal Year Ended 8/31/21	Fiscal Year Ended 8/31/20
Neuberger Berman Equity Funds	$0	$0
Fund	Fiscal Year Ended 10/31/21	Fiscal Year Ended 10/31/20
Neuberger Berman Alternative Funds	$0	$0
Neuberger Berman Income Funds	$0	$0
Fund	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20
Neuberger Berman Advisers Management Trust	N/A	N/A

Tax Fees

The aggregate fees billed by Ernst & Young for certain Funds during the fiscal years ended August 31, 2020 and August 31, 2021 with respect to Neuberger Berman Equity Funds, fiscal years ended October 31, 2020 and October 31, 2021 with respect to Neuberger Berman Alternative Funds and Neuberger Berman Income Funds, and fiscal years ended December 31, 2020 and December 31, 2021 with respect to Neuberger Berman Advisers Management Trust, are as shown in the table below. The nature of the services provided comprised tax compliance including preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations and preparation of Form 8613. In addition, assistance with identification

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of Passive Foreign Investment Companies (PFICS), assistance with determination of various foreign withholding taxes and assistance with Internal Revenue Code and tax regulation requirements for fund investments.

	Tax Fees Billed
Fund	Fiscal Year Ended 8/31/21	Fiscal Year Ended 8/31/20
Neuberger Berman Equity Funds	$274,350	$261,900
Fund	Fiscal Year Ended 10/31/21	Fiscal Year Ended 10/31/20
Neuberger Berman Alternative Funds	$92,090	$133,890
Neuberger Berman Income Funds	$118,250	$145,850
Fund	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20
Neuberger Berman Advisers Management Trust	$53,730	$53,730

The aggregate fees billed by Tait Weller for certain Funds during the fiscal years ended August 31, 2020 and August 31, 2021 with respect to Neuberger Berman Equity Funds, fiscal years ended October 31, 2020 and October 31, 2021 with respect to Neuberger Berman Alternative Funds and Neuberger Berman Income Funds, and fiscal years ended December 31, 2020 and December 31, 2021 with respect to Neuberger Berman Advisers Management Trust, are as shown in the table below. The nature of the services provided comprised tax compliance including preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations and preparation of Form 8613. In addition, assistance with identification of Passive Foreign Investment Companies (PFICS), assistance with determination of various foreign withholding taxes and assistance with Internal Revenue Code and tax regulation requirements for fund investments.

	Tax Fees Billed
Fund	Fiscal Year Ended 8/31/21	Fiscal Year Ended 8/31/20
Neuberger Berman Equity Funds	$0	$0
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Fund	Fiscal Year Ended 10/31/21	Fiscal Year Ended 10/31/20
Neuberger Berman Alternative Funds	$0	$0
Neuberger Berman Income Funds	$0	$0
Fund	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20
Neuberger Berman Advisers Management Trust	N/A	N/A

All Other Fees

The aggregate fees billed by Ernst & Young during the fiscal years ended August 31, 2020 and August 31, 2021 with respect to Neuberger Berman Equity Funds, fiscal years ended October 31, 2020 and October 31, 2021 with respect to Neuberger Berman Alternative Funds and Neuberger Berman Income Funds, and fiscal years ended December 31, 2020 and December 31, 2021 with respect to Neuberger Berman Advisers Management Trust, for services provided to certain Funds other than those reported in Audit Fees, Audit-Related Fees and Tax Fees, are as shown in the table below.

	All Other Fees
Fund	Fiscal Year Ended 8/31/21	Fiscal Year Ended 8/31/20
Neuberger Berman Equity Funds	$0	$0
Fund	Fiscal Year Ended 10/31/21	Fiscal Year Ended 10/31/20
Neuberger Berman Alternative Funds	$0	$0
Neuberger Berman Income Funds	$0	$0
Fund	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20
Neuberger Berman Advisers Management Trust	$0	$0

The aggregate fees billed by Tait Weller during the fiscal years ended August 31, 2020 and August 31, 2021 with respect to Neuberger Berman Equity Funds, fiscal years ended October 31, 2020 and October 31, 2021 with respect to Neuberger Berman Alternative Funds and Neuberger Berman Income Funds, and fiscal years ended December 31, 2020 and December 31, 2021 with respect to Neuberger Berman

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Advisers Management Trust, for services provided to certain Funds other than those reported in Audit Fees, Audit-Related Fees and Tax Fees, are as shown in the table below.

	All Other Fees
Fund	Fiscal Year Ended 8/31/21	Fiscal Year Ended 8/31/20
Neuberger Berman Equity Funds	$0	$0
Fund	Fiscal Year Ended 10/31/21	Fiscal Year Ended 10/31/20
Neuberger Berman Alternative Funds	$0	$0
Neuberger Berman Income Funds	$0	$0
Fund	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20
Neuberger Berman Advisers Management Trust	N/A	N/A

Non-Audit Fees

The aggregate fees billed by Ernst & Young during the fiscal years ended August 31, 2020 and August 31, 2021 with respect to Neuberger Berman Equity Funds, fiscal years ended October 31, 2020 and October 31, 2021 with respect to Neuberger Berman Alternative Funds and Neuberger Berman Income Funds, and fiscal years ended December 31, 2020 and December 31, 2021 with respect to Neuberger Berman Advisers Management Trust, other than NBIA and any entity controlling, controlled by or under common control with NBIA that provides ongoing services to the Funds are as shown in the table below.

	Aggregated Non-Audit Fees
Fund	Fiscal Year Ended 8/31/21	Fiscal Year Ended 8/31/20
Neuberger Berman Equity Funds	$0	$0
Fund	Fiscal Year Ended 10/31/21	Fiscal Year Ended 10/31/20
Neuberger Berman Alternative Funds	$0	$0
Neuberger Berman Income Funds	$0	$0
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Fund	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20
Neuberger Berman Advisers Management Trust	$0	$0

The aggregate fees billed by Tait Weller during the fiscal years ended August 31, 2020 and August 31, 2021 with respect to Neuberger Berman Equity Funds, fiscal years ended October 31, 2020 and October 31, 2021 with respect to Neuberger Berman Alternative Funds and Neuberger Berman Income Funds, and fiscal years ended December 31, 2020 and December 31, 2021 with respect to Neuberger Berman Advisers Management Trust) other than NBIA and any entity controlling, controlled by or under common control with NBIA that provides ongoing services to the Funds are as shown in the table below.

	Aggregated Non-Audit Fees
Fund	Fiscal Year Ended 8/31/21	Fiscal Year Ended 8/31/20
Neuberger Berman Equity Funds	$0	$0
Fund	Fiscal Year Ended 10/31/21	Fiscal Year Ended 10/31/20
Neuberger Berman Alternative Funds	$0	$0
Neuberger Berman Income Funds	$0	$0
Fund	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/20
Neuberger Berman Advisers Management Trust	N/A	N/A

Audit Committees’ Pre-Approval Policies and Procedures

Each Audit Committee’s pre-approval policies and procedures for its Fund to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committees did not approve any of the services described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NBIA and any entity controlling, controlled by or under common control with NBIA that provides ongoing services to a Fund that the Audit Committees were required to approve pursuant to

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Rule 2-01(c)(7)(ii) of Regulation S-X. Each Audit Committee considered whether the provision of non-audit services rendered to NBIA and any entity controlling, controlled by, or under common control with NBIA that provides ongoing services to a Fund that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining Ernst & Young’s independence.

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EXHIBIT D

Ownership of Shares

As of April 29, 2022, the following shareholders owned of record more than 5% percent of each class of each Fund known to the Fund.

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
DIVIDEND GROWTH FUND CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14,330.325	17.32
DIVIDEND GROWTH FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	13,840.950	16.73
DIVIDEND GROWTH FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7,819.669	9.45
DIVIDEND GROWTH FUND CLASS A	UMB BANK NA CUST SEP IRA FBO JOHN E MCVAY 6331 FAIRFAX AVE LINCOLN NE 68505-1678	6,533.840	7.90
DIVIDEND GROWTH FUND CLASS A	MARTHA CLARK GOSS TTEE MARTHA GOSS RETIREMENT PLAN UA DTD 01/01/2014 122 TIMBER RIDGE RD NEWTOWN PA 18940-2806	6,032.204	7.29
DIVIDEND GROWTH FUND CLASS A	UMB BANK NA CUST IRA FBO PAUL WAYNE SPENCER 6020 MCKINLEY ST NE FRIDLEY MN 55432-5829	5,249.787	6.35
DIVIDEND GROWTH FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	47,204.713	84.99
D-1

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
DIVIDEND GROWTH FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7,710.042	13.88
DIVIDEND GROWTH FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,060.910	100.00
DIVIDEND GROWTH FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	3,751,474.437	96.78
EMERGING MARKETS EQUITY FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	530,708.713	47.00
EMERGING MARKETS EQUITY FUND CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	196,411.995	17.39
EMERGING MARKETS EQUITY FUND CLASS A	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	189,927.453	16.82
EMERGING MARKETS EQUITY FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	60,465.567	5.36
EMERGING MARKETS EQUITY FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	107,826.403	47.31
D-2

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
EMERGING MARKETS EQUITY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	39,290.056	17.24
EMERGING MARKETS EQUITY FUND CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	26,284.663	11.53
EMERGING MARKETS EQUITY FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	21,235.763	9.32
EMERGING MARKETS EQUITY FUND CLASS R3	AMERICAN UNITED LIFE INS CO ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	6,590.560	16.91
EMERGING MARKETS EQUITY FUND CLASS R3	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. TOWNSHIP HIGH SD #113 (IL) 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	4,855.140	12.45
EMERGING MARKETS EQUITY FUND CLASS R3	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	2,779.704	7.13
EMERGING MARKETS EQUITY FUND CLASS R3	FIIOC FBO WYCLIFFE GOLF & COUNTRY CLUB INC 401(K) 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	2,741.015	7.03
EMERGING MARKETS EQUITY FUND CLASS R3	ASCENSUS TRUST COMPANY FBO FRANCISCO ENTERPRISES INC 401K PLAN 466201 P.O. BOX 10758 FARGO ND 58106-0758	2,444.890	6.27
D-3

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
EMERGING MARKETS EQUITY FUND CLASS R3	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. TOWNSHIP HIGH SCH DIST #214 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	2,198.840	5.64
EMERGING MARKETS EQUITY FUND CLASS R3	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,976.129	5.07
EMERGING MARKETS EQUITY FUND CLASS R6	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET, MIP M200-INVST SPRINGFIELD MA 01111-0001	3,652,374.125	29.55
EMERGING MARKETS EQUITY FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,394,945.034	27.47
EMERGING MARKETS EQUITY FUND CLASS R6	STRATEGIC PARTNERSHIP FUND NB LLC NEUBERGER BERMAN INV ADVISERS LLC AS MANAGER ATTN: PRIVATE FUND CLIENT SERVICE 1290 AVE OF THE AMERICAS 22ND FL NEW YORK NY 10104-0002	1,623,374.237	13.14
EMERGING MARKETS EQUITY FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,350,151.434	10.92
EMERGING MARKETS EQUITY FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,000,598.564	8.10
EMERGING MARKETS EQUITY FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	8,258,661.387	20.77
D-4

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
EMERGING MARKETS EQUITY FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	7,348,168.171	18.48
EQUITY INCOME FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,101,010.963	23.96
EQUITY INCOME FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	2,882,134.249	22.27
EQUITY INCOME FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,529,061.927	11.81
EQUITY INCOME FUND CLASS A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,067,435.589	8.25
EQUITY INCOME FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	650,300.593	5.02
EQUITY INCOME FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,611,964.572	29.74
D-5

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
EQUITY INCOME FUND CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,495,644.793	27.60
EQUITY INCOME FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	444,996.852	8.21
EQUITY INCOME FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	437,809.237	8.08
EQUITY INCOME FUND CLASS C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MGR 60 S 6TH ST MINNEAPOLIS MN 55402-4413	332,959.223	6.14
EQUITY INCOME FUND CLASS E	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS SAL VELLA 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,317,064.333	100.00
EQUITY INCOME FUND CLASS R3	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20,099.520	46.22
EQUITY INCOME FUND CLASS R3	EQUITABLE LIFE FOR SEPARATE ACCT 65 ON BEHALF OF VARIOUS EXPEDITER 401 K PLANS EQUITABLE LIFE 200 PLAZA DR SECAUCUS NJ 07094	8,361.105	19.23
D-6

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
EQUITY INCOME FUND CLASS R3	JAMES HOGAN MARY K HOGAN & WILLIAM T HOGAN TTEE FBO SJB RETIREMENT C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6,013.011	13.83
EQUITY INCOME FUND CLASS R3	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,788.154	13.31
EQUITY INCOME FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	21,469,730.489	34.98
EQUITY INCOME FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	6,040,034.437	9.84
EQUITY INCOME FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5,678,283.294	9.25
EQUITY INCOME FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,385,755.726	8.77
EQUITY INCOME FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,596,185.700	7.49
D-7

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
EQUITY INCOME FUND INSTITUTIONAL CLASS	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	4,547,665.117	7.41
EQUITY INCOME FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,141,939.837	5.12
FOCUS FUND ADVISOR CLASS	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	46,087.534	67.50
FOCUS FUND ADVISOR CLASS	AMERICAN UNITED LIFE INS CO ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	14,994.941	21.96
FOCUS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	55,176.824	55.30
FOCUS FUND CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9,316.410	9.34
FOCUS FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,498.089	6.51
FOCUS FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,416.855	5.43
FOCUS FUND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	4,930.390	24.47
D-8

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
FOCUS FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,770.686	23.68
FOCUS FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	4,761.684	23.64
FOCUS FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,382.759	21.76
FOCUS FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	602,546.924	58.00
FOCUS FUND INSTITUTIONAL CLASS	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	177,931.565	17.13
FOCUS FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	74,706.682	7.19
FOCUS FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	66,347.179	6.39
FOCUS FUND INVESTOR CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,399,556.495	5.22
D-9

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
FOCUS FUND TRUST CLASS	NATIONAL FINANCIAL SERV CORP FOT THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,448,202.963	89.86
GENESIS FUND ADVISOR CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	456,285.853	24.51
GENESIS FUND ADVISOR CLASS	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	163,605.101	8.79
GENESIS FUND ADVISOR CLASS	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	140,481.986	7.55
GENESIS FUND ADVISOR CLASS	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 300 MACI ASSOCIATES’ 401K 2400 N DEARING RD PARMA MI 49269-9415	98,762.947	5.31
GENESIS FUND CLASS E	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS SAL VELLA 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,190,808.613	100.00
GENESIS FUND CLASS R6	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	25,101,971.460	34.66
GENESIS FUND CLASS R6	MAC & CO A/C 793458 MUTUAL FUNDS OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	10,866,801.000	15.01
D-10

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
GENESIS FUND CLASS R6	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	4,328,971.065	5.98
GENESIS FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	10,242,597.681	22.94
GENESIS FUND INSTITUTIONAL CLASS	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	9,513,754.944	21.31
GENESIS FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	3,105,496.806	6.96
GENESIS FUND INVESTOR CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,821,381.806	21.01
GENESIS FUND INVESTOR CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,462,140.534	12.49
GENESIS FUND INVESTOR CLASS	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,616,165.102	9.44
GENESIS FUND TRUST CLASS	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,014,358.114	35.42
D-11

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
GENESIS FUND TRUST CLASS	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	2,166,184.743	12.76
GENESIS FUND TRUST CLASS	NATIONWIDE LIFE INSURANCE COMPANY (DCVA) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,052,033.725	12.09
GENESIS FUND TRUST CLASS	NATIONWIDE LIFE INSURANCE COMPANY (NACO) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,440,392.961	8.48
GLOBAL REAL ESTATE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12,205.448	41.09
GLOBAL REAL ESTATE FUND CLASS A	UMB BANK NA CUST IRA FBO JAMES F WARREN 3331 RESERVOIR RD NW WASHINGTON DC 20007-2312	4,618.938	15.55
GLOBAL REAL ESTATE FUND CLASS A	UMB BANK NA CUST IRA FBO BARBARA U WIESNER 207 CALLENDER LAKE DR MURCHISON TX 75778-5507	3,402.097	11.45
GLOBAL REAL ESTATE FUND CLASS A	JOHN E EVERY 15 CHASE ST DORCHESTER MA 02125-3918	1,900.547	6.40
GLOBAL REAL ESTATE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,614.404	5.43
GLOBAL REAL ESTATE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14,775.030	67.45
GLOBAL REAL ESTATE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,036.295	13.86
D-12

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
GLOBAL REAL ESTATE FUND CLASS C	STIFEL NICOLAUS & CO INC A/C 1014-9273 STIFEL NICOLAUS & CO INC 501 N BROADWAY FL 8 SAINT LOUIS MO 63102-2137	1,666.419	7.61
GLOBAL REAL ESTATE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,190.073	5.43
GLOBAL REAL ESTATE FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	155,754.652	46.71
GLOBAL REAL ESTATE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	106,336.319	31.89
GLOBAL REAL ESTATE FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	71,206.379	21.36
GREATER CHINA EQUITY FUND CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	33,580.852	14.25
GREATER CHINA EQUITY FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11,907.559	5.05
GREATER CHINA EQUITY FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,264.303	58.48
GREATER CHINA EQUITY FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,964.001	35.19
GREATER CHINA EQUITY FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	353.310	6.33
D-13

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
GREATER CHINA EQUITY FUND INSTITUTIONAL CLASS	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	2,628,712.101	63.40
GREATER CHINA EQUITY FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	889,715.911	21.46
GREATER CHINA EQUITY FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O CITY NATIONAL BANK ID 541 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	307,431.831	7.41
GREATER CHINA EQUITY FUND INSTITUTIONAL CLASS	BAND & CO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	247,867.464	5.98
GUARDIAN FUND ADVISOR CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	265,505.311	97.15
GUARDIAN FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	59,550.772	15.62
GUARDIAN FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	35,963.942	9.43
D-14

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
GUARDIAN FUND CLASS A	CHURCHILL MORTGAGE CORPORATION FBO CHURCHILL MORTGAGE CORPORATION INCENTIVE BONUS PLAN ATTN SHEREE BARLETT 761 OLD HICKORY BLVD STE 400 BRENTWOOD TN 37027-4519	34,760.144	9.12
GUARDIAN FUND CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	26,366.777	6.91
GUARDIAN FUND CLASS A	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	24,863.994	6.52
GUARDIAN FUND CLASS A	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	24,395.110	6.40
GUARDIAN FUND CLASS A	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	23,304.252	6.11
GUARDIAN FUND CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	22,576.647	5.92
GUARDIAN FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	38,791.655	30.31
GUARDIAN FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	30,674.540	23.97
D-15

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
GUARDIAN FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	16,365.360	12.79
GUARDIAN FUND CLASS C	SHAWNA LASHLEY TTEE FBO LASHLEY FAMILY DENTISTRY 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13,066.652	10.21
GUARDIAN FUND CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9,670.295	7.56
GUARDIAN FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8,586.673	6.71
GUARDIAN FUND CLASS R3	ROGER ANDERSON & JACK BOLKE TRUSTEE ANDERSON ENGINEERING MINNESOTA LLC C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9,558.270	52.85
GUARDIAN FUND CLASS R3	MATRIX TRUST COMPANY AGENT FOR TRP RPS RK FBO 401K CFM HEATING & AC, INC. 401(K) PLAN 2675 INDUSTRIAL DR STE 504 OGDEN UT 84401-3289	5,380.166	29.75
GUARDIAN FUND CLASS R3	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	1,597.247	8.83
D-16

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
GUARDIAN FUND CLASS R6	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	6,185.410	80.54
GUARDIAN FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,494.322	19.46
GUARDIAN FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	6,566,837.060	74.62
GUARDIAN FUND INSTITUTIONAL CLASS	LINCOLN INVESTMENT PLANNING LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	899,691.544	10.22
GUARDIAN FUND INVESTOR CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7,952,115.045	12.15
GUARDIAN FUND TRUST CLASS	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,164,543.742	63.11
GUARDIAN FUND TRUST CLASS	NATIONWIDE LIFE INSURANCE COMPANY (QPVA) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	179,044.044	9.70
INTERNATIONAL EQUITY FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	257,705.496	24.59
D-17

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
INTERNATIONAL EQUITY FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	230,134.223	21.96
INTERNATIONAL EQUITY FUND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	69,664.578	6.65
INTERNATIONAL EQUITY FUND CLASS A	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	66,498.227	6.35
INTERNATIONAL EQUITY FUND CLASS A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	62,534.248	5.97
INTERNATIONAL EQUITY FUND CLASS A	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	52,522.388	5.01
INTERNATIONAL EQUITY FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	134,590.535	27.47
INTERNATIONAL EQUITY FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	95,009.170	19.39
D-18

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
INTERNATIONAL EQUITY FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	65,737.289	13.42
INTERNATIONAL EQUITY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	43,665.284	8.91
INTERNATIONAL EQUITY FUND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	37,904.725	7.74
INTERNATIONAL EQUITY FUND CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	27,152.528	5.54
INTERNATIONAL EQUITY FUND CLASS E	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS SAL VELLA 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,568,742.706	100.00
INTERNATIONAL EQUITY FUND CLASS R6	T ROWE PRICE TRUST CO FBO RETIREMENT PLANS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	867,581.689	33.80
INTERNATIONAL EQUITY FUND CLASS R6	LOCAL 111 PENSION FUND ATTN: BARRY REICH UNITED TEAMSTER FUND 2137 UTICA AVE BROOKLYN NY 11234-3827	367,872.809	14.33
INTERNATIONAL EQUITY FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	269,245.385	10.49
INTERNATIONAL EQUITY FUND CLASS R6	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	212,262.206	8.27
D-19

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
INTERNATIONAL EQUITY FUND CLASS R6	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 300 FLASTER/GREENBERG P.C. PROFIT 1810 CHAPEL AVENUE WEST CHERRY HILL NJ 08002-4606	145,772.887	5.68
INTERNATIONAL EQUITY FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	141,719.834	5.52
INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	55,815,078.679	56.73
INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	17,921,141.138	18.22
INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS	RELIANCE TRUST CO FBO FIDUCIARY TRUST C/R PO BOX 78446 ATLANTA GA 30357-2446	7,257,827.192	7.38
INTERNATIONAL EQUITY FUND INVESTOR CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	995,133.544	16.07
INTERNATIONAL EQUITY FUND INVESTOR CLASS	NATIONAL FINANCIAL SERV CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	399,489.300	6.45
INTERNATIONAL EQUITY FUND INVESTOR CLASS	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	332,980.572	5.38
D-20

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
INTERNATIONAL EQUITY FUND TRUST CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	671,801.593	33.90
INTERNATIONAL EQUITY FUND TRUST CLASS	NATIONAL FINANCIAL SERV CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST - 1 WORLD FIN CTR ATTN MUTUAL FUNDS DEPT - 5TH FLOOR NEW YORK NY 10281	590,179.622	29.78
INTERNATIONAL EQUITY FUND TRUST CLASS	MFPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	213,614.745	10.78
INTERNATIONAL EQUITY FUND TRUST CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	136,254.763	6.88
INTERNATIONAL SELECT FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	103,317.439	33.43
INTERNATIONAL SELECT FUND CLASS A	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	82,499.928	26.70
INTERNATIONAL SELECT FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	23,813.447	7.71
D-21

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
INTERNATIONAL SELECT FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15,686.000	5.08
INTERNATIONAL SELECT FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	23,682.932	40.29
INTERNATIONAL SELECT FUND CLASS C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MGR 60 S 6TH ST MINNEAPOLIS MN 55402-4413	18,542.430	31.55
INTERNATIONAL SELECT FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	6,992.213	11.90
INTERNATIONAL SELECT FUND CLASS R3	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	54,058.521	48.52
INTERNATIONAL SELECT FUND CLASS R3	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24,616.825	22.09
INTERNATIONAL SELECT FUND CLASS R3	MID ATLANTIC TRUST COMPANY FBO JP PROGRESSIVE COMMUNICATIONS 401 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	7,654.181	6.87
INTERNATIONAL SELECT FUND CLASS R3	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. TOWNSHIP HIGH SD #113 (IL) 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	7,144.589	6.41
D-22

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
INTERNATIONAL SELECT FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (9EGS6) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	15,120.692	72.78
INTERNATIONAL SELECT FUND CLASS R6	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	3,407.022	16.40
INTERNATIONAL SELECT FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,248.201	10.82
INTERNATIONAL SELECT FUND INSTITUTIONAL CLASS	UBATCO & CO ACES TRUST FUND 6811 S 27TH ST LINCOLN NE 68512-4823	6,203,730.548	54.12
INTERNATIONAL SELECT FUND INSTITUTIONAL CLASS	MAC & CO A/C 474952 C/O THE BANK OF NEW YORK MELLON 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	1,407,973.568	12.28
INTERNATIONAL SELECT FUND INSTITUTIONAL CLASS	MAC & CO A/C 474957 C/O THE BANK OF NEW YORK MELLON 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	926,995.354	8.09
INTERNATIONAL SELECT FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	751,163.851	6.55
INTERNATIONAL SELECT FUND INSTITUTIONAL CLASS	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	750,875.360	6.55
D-23

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
INTERNATIONAL SELECT FUND INSTITUTIONAL CLASS	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	705,582.967	6.16
INTERNATIONAL SELECT FUND TRUST CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	68,977.238	17.55
INTERNATIONAL SELECT FUND TRUST CLASS	UMB BANK NA CUST IRA FBO DANIEL THOMAS HUFFMAN 8236 CHANCELLOR DR COLORADO SPGS CO 80920-7008	41,196.890	10.48
INTERNATIONAL SELECT FUND TRUST CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	27,182.769	6.92
INTERNATIONAL SELECT FUND TRUST CLASS	NATIONAL FINANCIAL SERV CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST - 1 WORLD FIN CTR ATTN MUTUAL FUNDS DEPT - 5TH FLOOR NEW YORK NY 10281	24,195.964	6.16
INTERNATIONAL SMALL CAP FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10,000.000	59.50
INTERNATIONAL SMALL CAP FUND CLASS A	UMB BANK NA CUST ROTH IRA FBO ALBERT T COOK JR 7099 E HINSDALE PL CENTENNIAL CO 80112-1610	2,884.661	17.17
INTERNATIONAL SMALL CAP FUND CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,399.426	8.33
INTERNATIONAL SMALL CAP FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10,000.000	100.00
D-24

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
INTERNATIONAL SMALL CAP FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20,000.000	96.00
INTERNATIONAL SMALL CAP FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	152,254.161	78.12
INTERNATIONAL SMALL CAP FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	41,112.469	21.09
INTRINSIC VALUE FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	691,417.512	26.24
INTRINSIC VALUE FUND CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	398,806.396	15.14
INTRINSIC VALUE FUND CLASS A	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	275,282.792	10.45
INTRINSIC VALUE FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	267,267.674	10.14
INTRINSIC VALUE FUND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	147,153.725	5.58
D-25

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
INTRINSIC VALUE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	296,881.580	27.13
INTRINSIC VALUE FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	166,393.586	15.21
INTRINSIC VALUE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	151,731.220	13.87
INTRINSIC VALUE FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	118,653.959	10.84
INTRINSIC VALUE FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	95,551.881	8.73
INTRINSIC VALUE FUND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	94,284.434	8.62
INTRINSIC VALUE FUND CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	58,143.107	5.31
INTRINSIC VALUE FUND CLASS R6	SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	2,120,277.191	46.23
D-26

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
INTRINSIC VALUE FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,189,989.943	25.95
INTRINSIC VALUE FUND CLASS R6	DOGWOOD HEALTH TRUST ATTN: GEORGE RENFRO TREASURER PO BOX 15729 ASHEVILLE NC 28813-0729	792,595.404	17.28
INTRINSIC VALUE FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	234,633.746	5.12
INTRINSIC VALUE FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	17,077,060.979	28.50
INTRINSIC VALUE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	11,956,044.936	19.96
INTRINSIC VALUE FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9,643,760.718	16.10
INTRINSIC VALUE FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,300,489.873	8.85
INTRINSIC VALUE FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	4,333,520.184	7.23
D-27

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
LARGE CAP VALUE ADVISOR	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	2,216,228.124	67.34
LARGE CAP VALUE ADVISOR	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	295,580.779	8.98
LARGE CAP VALUE ADVISOR	UMB BANK NA FBO FIDUCIARY FOR TAX DEFERRED ACCTS 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	237,449.980	7.21
LARGE CAP VALUE CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,127,796.115	25.17
LARGE CAP VALUE CLASS A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	389,159.998	8.68
LARGE CAP VALUE CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	311,810.961	6.96
LARGE CAP VALUE CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	287,701.945	6.42
D-28

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
LARGE CAP VALUE CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	282,786.051	6.31
LARGE CAP VALUE CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,049,416.301	22.51
LARGE CAP VALUE CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	927,735.855	19.90
LARGE CAP VALUE CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	916,478.463	19.66
LARGE CAP VALUE CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	386,916.277	8.30
LARGE CAP VALUE CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	298,202.452	6.40
LARGE CAP VALUE CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	263,949.143	5.66
LARGE CAP VALUE CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	237,674.324	5.10
D-29

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
LARGE CAP VALUE CLASS R3	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 710 MILKRITE INTERPULS, INC. 110 LINCOLN ST PO BOX 9 JOHNSON CREEK WI 53038-0009	27,872.357	19.88
LARGE CAP VALUE CLASS R3	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 006 BRITZ, INC. 401(K) PLAN 3265 WEST FIGARDEN DRIVE FRESNO CA 93711-3912	21,844.523	15.58
LARGE CAP VALUE CLASS R3	CAPITAL BANK & TRUST CO FBO JAMES GRAHAM BROWN FOUNDATION 401K C/O FASCORE 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	18,988.483	13.54
LARGE CAP VALUE CLASS R3	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	10,697.695	7.63
LARGE CAP VALUE CLASS R3	DOUGLAS GERVAIS & RICHARD THOLEN TT MINNEAPOLIS PLASTIC SURGERY LTD 401 C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9,382.215	6.69
LARGE CAP VALUE CLASS R3	FIDELITY INVESTMENTS INSTITUTIONAL OPS CO INC (FIIOC) AS AGENT FOR STEELHEAD PARTNERS LLC 401K PSP 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1999	8,673.033	6.19
LARGE CAP VALUE CLASS R3	MATRIX TRUST COMPANY TRUSTEE FBO AMERICAN BOLT & SCREW 401(K) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	8,113.836	5.79
D-30

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
LARGE CAP VALUE FUND CLASS E	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS SAL VELLA 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	3,551,973.767	100.00
LARGE CAP VALUE FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,221,057.958	22.46
LARGE CAP VALUE FUND CLASS R6	STRATEGIC PARTNERSHIP FUND NB LLC NEUBERGER BERMAN INV ADVISERS LLC AS MANAGER ATTN: PRIVATE FUND CLIENT SERVICE 1290 AVE OF THE AMERICAS 22ND FL NEW YORK NY 10104-0002	986,847.971	18.15
LARGE CAP VALUE FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (9EGS6) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	382,722.828	7.04
LARGE CAP VALUE FUND CLASS R6	PFIZER INC & NORTHERN TRUST CO MASTER TRUST AGREEMENT BETWEEN C/O PFIZER INC 235 E 42ND ST 28TH FLOOR NEW YORK NY 10017-5703	327,686.135	6.03
LARGE CAP VALUE FUND CLASS R6	LACIBA & CO - CASH/CASH C/O LAKE CITY BANK ATTN: TRUST OPS 114 E MARKET STREET WARSAW IN 46580-2806	287,531.631	5.29
LARGE CAP VALUE INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	27,613,733.198	17.37
D-31

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
LARGE CAP VALUE INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23,582,986.391	14.84
LARGE CAP VALUE INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	22,756,219.445	14.32
LARGE CAP VALUE INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	17,389,060.071	10.94
LARGE CAP VALUE INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	15,260,947.587	9.60
LARGE CAP VALUE INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11,136,415.892	7.01
LARGE CAP VALUE INVESTOR	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,025,931.023	13.33
LARGE CAP VALUE INVESTOR	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,133,606.124	5.66
LARGE CAP VALUE TRUST	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,036,038.880	69.51
LARGE CAP VALUE TRUST	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	187,504.375	6.40
D-32

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
LARGE CAP VALUE TRUST	LINCOLN RETIREMENT SERVICES CO FBO TEXAS A & M UNIVERSITY PO BOX 7876 FORT WAYNE IN 46801-7876	151,591.605	5.18
MID CAP GROWTH FD INSTITUTIONAL CLASS	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14,699,160.075	44.33
MID CAP GROWTH FD INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	4,219,487.325	12.72
MID CAP GROWTH FD INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,121,715.784	9.41
MID CAP GROWTH FD INSTITUTIONAL CLASS	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	3,013,376.862	9.09
MID CAP GROWTH FD INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,063,413.485	6.22
MID CAP GROWTH FUND ADVISOR CLASS	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	226,713.989	40.13
MID CAP GROWTH FUND ADVISOR CLASS	MFPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	165,254.651	29.25
D-33

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MID CAP GROWTH FUND ADVISOR CLASS	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS (FIIOC) AS AGENT FOR COLLINS MUIR & STEWART LLP 401K PROFIT SHARING PLAN 41827 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1999	59,975.297	10.62
MID CAP GROWTH FUND CLASS A	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	597,952.748	20.94
MID CAP GROWTH FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	323,346.110	11.32
MID CAP GROWTH FUND CLASS A	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	286,558.147	10.04
MID CAP GROWTH FUND CLASS A	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	180,276.663	6.31
MID CAP GROWTH FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	151,260.683	5.30
MID CAP GROWTH FUND CLASS C	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUND OPS 211 MAIN ST. SAN FRANCISCO CA 94105-1901	209,561.716	36.09
MID CAP GROWTH FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	101,729.857	17.52
D-34

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MID CAP GROWTH FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	45,082.858	7.76
MID CAP GROWTH FUND CLASS C	CAPITAL BANK & TRUST COMPANY TTEE F RURAL HEALTH INC 403B RETIREMENT PL C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	32,868.162	5.66
MID CAP GROWTH FUND CLASS R3	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	116,294.952	15.64
MID CAP GROWTH FUND CLASS R3	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	76,083.317	10.23
MID CAP GROWTH FUND CLASS R3	VOYA INSTITUTIONAL TRUST COMPANY U/A DTD 4/22/96 ONE ORANGE WAY WINDSOR CT 06095-4773	64,362.108	8.66
MID CAP GROWTH FUND CLASS R3	EQUITABLE LIFE FOR SEPARATE ACCT 65 ON BEHALF OF VARIOUS EXPEDITER 401 K PLANS EQUITABLE LIFE 200 PLAZA DR SECAUCUS NJ 07094	49,255.883	6.62
MID CAP GROWTH FUND CLASS R6	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	10,340,720.913	28.32
MID CAP GROWTH FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5,394,434.089	14.77
D-35

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MID CAP GROWTH FUND CLASS R6	THE STANDARD INSURANCE P11D ATTN SEPERATE ACCT A 1100 SW 6TH AVE STE P11D PORTLAND OR 97204-1093	2,655,488.384	7.27
MID CAP GROWTH FUND CLASS R6	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	2,307,012.831	6.32
MID CAP GROWTH FUND CLASS R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	1,939,649.623	5.31
MID CAP GROWTH FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,888,077.245	5.17
MID CAP GROWTH FUND INVESTOR CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,116,445.082	6.34
MID CAP GROWTH FUND INVESTOR CLASS	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENIFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,039,529.727	6.11
MID CAP GROWTH FUND TRUST CLASS	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,379,141.096	86.30
MID CAP GROWTH FUND TRUST CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	214,197.904	5.47
MID CAP INTRINSIC VALUE CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	8,031.255	14.63
D-36

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MID CAP INTRINSIC VALUE CLASS A	NATIONWIDE INSURANCE COMPANY QPVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7,383.901	13.45
MID CAP INTRINSIC VALUE CLASS A	ASCENSUS TRUST COMPANY FBO COMMUNITY BANC, INC. 401(K) 590196 P.O. BOX 10758 FARGO ND 58106-0758	7,144.182	13.02
MID CAP INTRINSIC VALUE CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6,348.686	11.57
MID CAP INTRINSIC VALUE CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,562.694	6.49
MID CAP INTRINSIC VALUE CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,396.150	6.19
MID CAP INTRINSIC VALUE CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	10,392.366	25.52
MID CAP INTRINSIC VALUE CLASS C	GAIL A ARCHER & KEVIN G ARCHER TTEE AEC 401K PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8,562.713	21.02
MID CAP INTRINSIC VALUE CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7,283.145	17.88
D-37

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MID CAP INTRINSIC VALUE CLASS C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MGR 60 S 6TH ST MINNEAPOLIS MN 55402-4413	4,011.376	9.85
MID CAP INTRINSIC VALUE CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,552.779	8.72
MID CAP INTRINSIC VALUE CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,095.856	5.15
MID CAP INTRINSIC VALUE CLASS R3	ASCENSUS TRUST COMPANY FBO RANKIN & RANKIN, INC. 401(K) PLAN 90687 P.O. BOX 10758 FARGO ND 58106-0758	6,205.875	21.69
MID CAP INTRINSIC VALUE CLASS R3	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	5,400.311	18.87
MID CAP INTRINSIC VALUE CLASS R3	MARK GAERTNER & GREGORY WALSH TTEE WALSH & GAERTNER 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	4,508.731	15.76
MID CAP INTRINSIC VALUE CLASS R3	J MICHAEL FAY DDS PA TTEE FBO J MICHAEL FAY DDS PA 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	3,033.167	10.60
D-38

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MID CAP INTRINSIC VALUE CLASS R3	ASCENSUS TRUST COMPANY FBO ROSEVILLE MOTOR EXPRESS INC 401K CA 590731 P.O. BOX 10758 FARGO ND 58106-0758	1,732.030	6.05
MID CAP INTRINSIC VALUE CLASS R3	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	1,678.368	5.87
MID CAP INTRINSIC VALUE CLASS R3	ASCENSUS TRUST COMPANY FBO POSMAN COLLEGIATE STORES 401(K) PLA 133966 P.O. BOX 10758 FARGO ND 58106-0758	1,582.203	5.53
MID CAP INTRINSIC VALUE FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,219.512	100.00
MID CAP INTRINSIC VALUE INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT FL 4 JERSEY CITY NJ 07310-1995	355,904.976	63.47
MID CAP INTRINSIC VALUE INSTITUTIONAL CLASS	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	66,042.424	11.78
MID CAP INTRINSIC VALUE INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	28,085.922	5.01
MID CAP INTRINSIC VALUE INVESTOR	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	86,346.624	6.18
D-39

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MID CAP INTRINSIC VALUE TRUST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	125,148.769	46.92
MID CAP INTRINSIC VALUE TRUST	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	61,394.866	23.02
MID CAP INTRINSIC VALUE TRUST	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	16,231.198	6.09
MID CAP INTRINSIC VALUE TRUST	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	14,978.758	5.62
MULTI-CAP OPPORTUNITIES FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	654,404.698	17.43
MULTI-CAP OPPORTUNITIES FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	620,292.282	16.53
MULTI-CAP OPPORTUNITIES FUND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	486,781.502	12.97
MULTI-CAP OPPORTUNITIES FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	327,601.629	8.73
D-40

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MULTI-CAP OPPORTUNITIES FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	222,321.310	5.92
MULTI-CAP OPPORTUNITIES FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	354,659.453	23.06
MULTI-CAP OPPORTUNITIES FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	231,595.081	15.06
MULTI-CAP OPPORTUNITIES FUND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	214,622.820	13.95
MULTI-CAP OPPORTUNITIES FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	141,626.871	9.21
MULTI-CAP OPPORTUNITIES FUND CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	107,479.824	6.99
MULTI-CAP OPPORTUNITIES FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	100,272.141	6.52
MULTI-CAP OPPORTUNITIES FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	87,504.122	5.69
D-41

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MULTI-CAP OPPORTUNITIES FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	79,731.301	5.18
MULTI-CAP OPPORTUNITIES FUND CLASS E	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS SAL VELLA 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	6,265,129.081	100.00
MULTI-CAP OPPORTUNITIES FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	5,293,482.051	25.91
MULTI-CAP OPPORTUNITIES FUND INSTITUTIONAL CLASS	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	3,609,305.803	17.67
MULTI-CAP OPPORTUNITIES FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	2,338,094.786	11.44
MULTI-CAP OPPORTUNITIES FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,368,201.624	6.70
MULTI-CAP OPPORTUNITIES FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	1,296,651.259	6.35
MULTI-CAP OPPORTUNITIES FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,237,489.314	6.06
D-42

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MULTI-CAP OPPORTUNITIES FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,084,458.274	5.31
REAL ESTATE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	554,819.883	10.90
REAL ESTATE FUND CLASS A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	483,518.220	9.50
REAL ESTATE FUND CLASS A	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	477,028.096	9.38
REAL ESTATE FUND CLASS A	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	354,877.846	6.97
REAL ESTATE FUND CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	342,116.878	6.72
REAL ESTATE FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	307,866.024	6.05
D-43

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
REAL ESTATE FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	129,501.202	18.24
REAL ESTATE FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	122,366.206	17.24
REAL ESTATE FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	85,852.867	12.09
REAL ESTATE FUND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	78,469.654	11.05
REAL ESTATE FUND CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	71,354.937	10.05
REAL ESTATE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	64,400.105	9.07
REAL ESTATE FUND CLASS E	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS SAL VELLA 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,236,229.276	100.00
REAL ESTATE FUND CLASS R3	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	439,366.270	37.74
D-44

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
REAL ESTATE FUND CLASS R3	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	170,335.497	14.63
REAL ESTATE FUND CLASS R3	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	103,726.778	8.91
REAL ESTATE FUND CLASS R6	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	1,899,512.023	20.85
REAL ESTATE FUND CLASS R6	NATIONWIDE TRUST COMPANY, FSB FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	771,824.248	8.47
REAL ESTATE FUND CLASS R6	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	510,625.849	5.61
REAL ESTATE FUND CLASS R6	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	477,945.008	5.25
REAL ESTATE FUND CLASS R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	469,361.783	5.15
D-45

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
REAL ESTATE FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7,047,919.491	14.47
REAL ESTATE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	7,008,403.798	14.38
REAL ESTATE FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6,257,968.005	12.84
REAL ESTATE FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,450,857.969	11.19
REAL ESTATE FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	4,936,240.878	10.13
REAL ESTATE FUND INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER & SMITH ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,016,250.766	6.19
REAL ESTATE FUND TRUST CLASS	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,737,997.151	32.78
REAL ESTATE FUND TRUST CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	2,725,849.984	32.64
REAL ESTATE FUND TRUST CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	417,601.720	5.00
D-46

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SMALL CAP GROWTH FUND ADVISOR CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	19,655.680	27.39
SMALL CAP GROWTH FUND ADVISOR CLASS	PAI TRUST COMPANY, INC WASHINGTON PLASTIC SURGERY GROUP, L 1300 ENTERPRISE DR DE PERE WI 54115-4934	11,848.439	16.51
SMALL CAP GROWTH FUND ADVISOR CLASS	AMERICAN UNITED LIFE INS CO ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	10,119.944	14.10
SMALL CAP GROWTH FUND ADVISOR CLASS	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUSR RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	9,232.829	12.87
SMALL CAP GROWTH FUND ADVISOR CLASS	AMERICAN UNITED LIFE INS CO ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	6,080.222	8.47
SMALL CAP GROWTH FUND ADVISOR CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,706.137	5.16
SMALL CAP GROWTH FUND CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	59,543.347	12.07
SMALL CAP GROWTH FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	39,906.255	8.09
SMALL CAP GROWTH FUND CLASS A	NATIONWIDE LIFE INSURANCE COMPANY GPVA C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	25,892.902	5.25
D-47

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SMALL CAP GROWTH FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	45,837.487	39.82
SMALL CAP GROWTH FUND CLASS C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MGR 60 S 6TH ST MINNEAPOLIS MN 55402-4413	17,857.451	15.51
SMALL CAP GROWTH FUND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13,130.330	11.41
SMALL CAP GROWTH FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9,092.922	7.90
SMALL CAP GROWTH FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8,542.373	7.42
SMALL CAP GROWTH FUND CLASS R3	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	53,928.154	41.59
SMALL CAP GROWTH FUND CLASS R3	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC PROGRESSIVE SURGICAL 717 17TH ST STE 1300 DENVER CO 80202-3304	13,228.819	10.20
SMALL CAP GROWTH FUND CLASS R3	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	10,911.078	8.41
D-48

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SMALL CAP GROWTH FUND CLASS R3	WILLIAM DICKHUT & BARRY SPILKA TTEE AVIATION GROUND EQUIPMENT CORP PST C/O FASCORE 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9,204.784	7.10
SMALL CAP GROWTH FUND CLASS R6	GREAT-WEST TRUST COMPANY LLC TTEE F FBO:WELLSPAN RSP C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	370,974.966	25.42
SMALL CAP GROWTH FUND CLASS R6	T ROWE PRICE TRUST CO FBO RETIREMENT PLANS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	272,997.053	18.70
SMALL CAP GROWTH FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	143,498.433	9.83
SMALL CAP GROWTH FUND CLASS R6	RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	110,863.302	7.60
SMALL CAP GROWTH FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	1,541,553.097	36.90
SMALL CAP GROWTH FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	998,513.412	23.90
SMALL CAP GROWTH FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	343,883.141	8.23
D-49

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SMALL CAP GROWTH FUND INSTITUTIONAL CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	244,421.686	5.85
SMALL CAP GROWTH FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	219,435.385	5.25
SMALL CAP GROWTH FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	216,831.034	5.19
SMALL CAP GROWTH FUND INVESTOR CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	340,928.689	20.18
SMALL CAP GROWTH FUND INVESTOR CLASS	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	86,495.493	5.12
SMALL CAP GROWTH FUND TRUST CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	30,774.327	29.83
SMALL CAP GROWTH FUND TRUST CLASS	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	28,045.253	27.18
SMALL CAP GROWTH FUND TRUST CLASS	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	12,674.732	12.29
D-50

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SMALL CAP GROWTH FUND TRUST CLASS	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6,554.842	6.35
SMALL CAP GROWTH FUND TRUST CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6,452.139	6.25
SUSTAINABLE EQUITY FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	728,884.044	21.24
SUSTAINABLE EQUITY FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	425,367.122	12.40
SUSTAINABLE EQUITY FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	295,004.586	8.60
SUSTAINABLE EQUITY FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	265,486.194	7.74
SUSTAINABLE EQUITY FUND CLASS A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	197,845.891	5.77
SUSTAINABLE EQUITY FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	258,871.204	26.33
D-51

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SUSTAINABLE EQUITY FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	179,245.608	18.23
SUSTAINABLE EQUITY FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	100,392.414	10.21
SUSTAINABLE EQUITY FUND CLASS C	UBS WM USA 0O0 11011 6100OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	84,290.808	8.57
SUSTAINABLE EQUITY FUND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	54,066.718	5.50
SUSTAINABLE EQUITY FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	52,954.541	5.39
SUSTAINABLE EQUITY FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	51,039.565	5.19
SUSTAINABLE EQUITY FUND CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	107,296.469	21.55
SUSTAINABLE EQUITY FUND CLASS R3	MASSACHUSETTS MUTUAL INSURANCE CO 1295 STATE ST # M200-INVST SPRINGFIELD MA 01111-0001	79,825.496	16.03
SUSTAINABLE EQUITY FUND CLASS R3	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	64,890.472	13.03
D-52

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SUSTAINABLE EQUITY FUND CLASS R3	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	40,707.136	8.18
SUSTAINABLE EQUITY FUND CLASS R3	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	40,086.816	8.05
SUSTAINABLE EQUITY FUND CLASS R3	AMERICAN UNITED LIFE INS CO ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	30,222.786	6.07
SUSTAINABLE EQUITY FUND CLASS R6	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	1,048,679.767	24.56
SUSTAINABLE EQUITY FUND CLASS R6	VOYA INSTITUTIONAL TRUST COMPANY U/A DTD 4/22/96 ONE ORANGE WAY WINDSOR CT 06095-4773	613,484.168	14.37
SUSTAINABLE EQUITY FUND CLASS R6	NATIONWIDE TRUST COMPANY, FSB FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	464,238.200	10.87
SUSTAINABLE EQUITY FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	323,400.710	7.57
SUSTAINABLE EQUITY FUND CLASS R6	ILGWU DEATH BENEFIT FUND 5 C/O AEBA ATTN JOEL MUELLER 333 WESTCHESTER AVE WHITE PLAINS NY 10604-2910	226,095.571	5.29
D-53

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SUSTAINABLE EQUITY FUND INSTITUTIONAL	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	2,478,318.970	14.91
SUSTAINABLE EQUITY FUND INSTITUTIONAL	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	1,730,600.305	10.41
SUSTAINABLE EQUITY FUND INSTITUTIONAL	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,715,524.456	10.32
SUSTAINABLE EQUITY FUND INSTITUTIONAL	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,606,371.752	9.66
SUSTAINABLE EQUITY FUND INSTITUTIONAL	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,476,672.637	8.88
SUSTAINABLE EQUITY FUND INVESTOR	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,410,407.773	26.60
SUSTAINABLE EQUITY FUND INVESTOR	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	824,508.658	9.10
SUSTAINABLE EQUITY FUND TRUST	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	698,469.117	23.63
D-54

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SUSTAINABLE EQUITY FUND TRUST	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	463,092.321	15.67
SUSTAINABLE EQUITY FUND TRUST	RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	258,339.520	8.74
SUSTAINABLE EQUITY FUND TRUST	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	157,936.907	5.34
US EQUITY IMPACT FUND CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,263.852	30.67
US EQUITY IMPACT FUND CLASS A	UMB BANK NA CUST ROLLOVER IRA FBO CARL ONNI VUOSALO 2024 OVERLOOK PASS APT 7 MIDDLETON WI 53562-3441	4,246.518	30.55
US EQUITY IMPACT FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,000.000	21.58
US EQUITY IMPACT FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	893.789	6.43
US EQUITY IMPACT FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	759.086	5.46
US EQUITY IMPACT FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,000.000	96.71
D-55

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
US EQUITY IMPACT FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	586,372.664	100.00

NBAMT FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
AMT INTERNATIONAL EQUITY FD PORT I CLASS	PRUDENTIAL FINANCIAL C/O PRUBENEFIT FUNDING – LAUREATE ATTN TERESITA BUSINELLI VP OPS 80 LIVINGSTON AVE BUILDING ROS 3 ROSELAND NJ 07068-1798	1,690,050.777	99.96
AMT INTERNATIONAL EQUITY PORT CLASS S	RIVERSOURCE LIFE INSURANCE COMPANY 222 AXP FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	652,868.038	63.45
AMT INTERNATIONAL EQUITY PORT CLASS S	AXA EQUITABLE LIFE INSURANCE CO 1290 AVENUE OF THE AMERICAS 16TH FL NEW YORK NY 10104-1472	313,081.137	30.43
AMT MID CAP GWTH PORT I CLASS	LINCOLN NATIONAL LIFE INS CO WELLS FARGO B SHARE EGMDB ACCT W ATTN MARGARET WALLACE 6H-02 1300 SOUTH CLINTON ST FORT WAYNE IN 46802-3506	1,448,851.498	35.41
AMT MID CAP GWTH PORT I CLASS	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY PO BOX 468 JERSEY CITY NJ 07303-0468	694,006.069	16.96
D-56

NBAMT FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
AMT MID CAP GWTH PORT I CLASS	PRUDENTIAL FINANCIAL C/O PRUBENEFIT FUNDING – LAUREATE ATTN TERESITA BUSINELLI VP OPS 80 LIVINGSTON AVE BUILDING ROS 3 ROSELAND NJ 07068-1798	398,091.444	9.73
AMT MID CAP GWTH PORT I CLASS	AMERICAN GENERAL LIFE INSURANCE CO AIG INCOME ADVANTAGE 2727 ALLEN PKWY STE A HOUSTON TX 77019-2116	234,563.280	5.73
AMT MID CAP GWTH PORT S CLASS	NEW YORK LIFE INSURANCE AND ANNUITY CORP (NYLIAC) ATTN ASHESH UPADHYAY PO BOX 468 JERSEY CITY NJ 07303-0468	13,410,380.811	95.53
AMT MID CAP INTRINSIC VALUE PORT I CLASS	TIAA-CREF LIFE SEPARATE AC VA-1 OF TIAA-CREF LIFE INS 730 3RD AVE # 14/41 NEW YORK NY 10017-3206	2,395,653.625	45.45
AMT MID CAP INTRINSIC VALUE PORT I CLASS	LINCOLN NATIONAL LIFE INS CO WELLS FARGO B SHARE EGMDB ACCT W ATTN MARGARET WALLACE 6H-02 1300 SOUTH CLINTON ST FORT WAYNE IN 46802-3506	1,414,367.873	26.83
AMT MID CAP INTRINSIC VALUE PORT I CLASS	JEFFERSON NATL LIFE INSURANCE ATTN CARLA HIGGS - C1B SEPERATE ACCOUNTS 10350 ORMSBY PARK PLACE SUITE 600 LOUISVILLE KY 40223-6175	381,608.523	7.24
AMT MID CAP INTRINSIC VALUE PORT I CLASS	GREAT WEST LIFE & ANNUITY COLI VUL 7 SERIES ACCOUNT 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	375,905.782	7.13
AMT MID CAP INTRINSIC VALUE PORT S CLASS	OHIO NATIONAL LIFE INSURANCE COMPANY FOR THE BENEFIT OF ITS SEPARATE ACCOUNTS 1 FINANCIAL WAY CINCINNATI OH 45242-5800	1,695,753.397	94.43
D-57

NBAMT FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
AMT SHORT DURATION BOND PORT I CLASS	NATIONWIDE LIFE INSURANCE COMPANY (NWVAII) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5,203,425.170	53.50
AMT SHORT DURATION BOND PORT I CLASS	NATIONWIDE LIFE INSURANCE COMPANY (NWVA9) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	977,165.856	10.05
AMT SHORT DURATION BOND PORT I CLASS	JEFFERSON NATL LIFE INSURANCE SEPERATE ACCOUNTS ATTN CARLA HIGGS C1B SEPARATE ACCT 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	851,785.241	8.76
AMT SHORT DURATION BOND PORT I CLASS	NATIONWIDE LIFE INSURANCE CO PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 ONE NATIONWIDE PLAZA COLUMBUS OH 43218-2029	530,742.191	5.46
AMT SUSTAINABLE EQUITY PORT I CLASS	NORTHWESTERN MUTUAL LIFE VARIABLE ANNUITY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	11,576,876.713	67.96
AMT SUSTAINABLE EQUITY PORT S CLASS	SECURITY BENEFIT LIFE VARIFLEX Q NAVISYS 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	1,280,163.228	31.86
AMT SUSTAINABLE EQUITY PORT S CLASS	PHOENIX LIFE INSURANCE CO 15 TECH VALLEY DR STE 2 E GREENBUSH NY 12061-4137	978,347.108	24.35
AMT SUSTAINABLE EQUITY PORT S CLASS	RIVERSOURCE LIFE INSURANCE COMPANY 222 AXP FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	469,723.061	11.69
D-58

NBAMT FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS	PRUCO LIFE INSURANCE COMPANY 213 WASHINGTON ST FL 7 NEWARK NJ 07102-2917	298,085.750	7.42
AMT US EQ IND PUTWRITE STRATEGY FUND S	NATIONWIDE LIFE INSURANCE COMPANY (NWPP) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,887,719.456	52.96
AMT US EQ IND PUTWRITE STRATEGY FUND S CLASS	RIVERSOURCE LIFE INSURANCE COMPANY 222 AXP FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	738,045.402	20.71
AMT US EQ IND PUTWRITE STRATEGY FUND S	SEPARATE ACCOUNT A OF PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	333,428.184	9.35
AMT US EQ IND PUTWRITE STRATEGY FUND S CLASS	AXA EQUITABLE LIFE INSURANCE CO 1290 AVENUE OF THE AMERICAS 16TH FL NEW YORK NY 10104-1472	320,815.600	9.00

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
CORE BOND CLASS A	UMB BANK, NA FIDUCIARY FOR VARIOUS TAX DEFERRED ACCOUNTS 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	770,760.118	34.57
CORE BOND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	486,679.683	21.83
D-59

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
CORE BOND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	407,007.593	18.25
CORE BOND CLASS A	SECURITY BENEFIT LIFE INSURANCE CO 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	299,204.256	13.42
CORE BOND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	22,935.587	23.26
CORE BOND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	16,404.094	16.64
CORE BOND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	14,852.243	15.07
CORE BOND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11,176.188	11.34
CORE BOND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9,786.717	9.93
CORE BOND CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9,269.345	9.40
CORE BOND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,529.826	5.61
D-60

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
CORE BOND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,405.171	5.48
CORE BOND FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	147,292.379	51.13
CORE BOND FUND CLASS R6	MATRIX TRUST COMPANY CUST FBO SEARCY DENNEY SCAROLA BARNHART & SH PO BOX 52129 PHOENIX AZ 85072-2129	34,096.153	11.83
CORE BOND FUND CLASS R6	MID ATLANTIC TRUST COMPANY FBO MINNESOTA AFL-CIO 401(K) PROFIT SHA 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	25,465.454	8.84
CORE BOND FUND CLASS R6	MID ATLANTIC TRUST COMPANY FBO MATC FBO VARIOUS CREATIVE WEALTH ST 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	19,778.454	6.87
CORE BOND FUND CLASS R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	14,596.386	5.07
CORE BOND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	19,130,712.192	33.98
D-61

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
CORE BOND INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	18,472,098.525	32.81
CORE BOND INSTITUTIONAL CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	4,947,913.581	8.79
CORE BOND INSTITUTIONAL	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	4,026,487.628	7.15
CORE BOND INVESTOR CLASS	NEAR NORTH HEALTH SERV CORP NOT-FOR-PROFIT CORPORATION 1276 N CLYBOURN AVE CHICAGO IL 60610-2003	81,936.164	6.81
EMERGING MARKETS DEBT FUND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17,435.968	29.11
EMERGING MARKETS DEBT FUND CLASS A	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	11,293.379	18.85
EMERGING MARKETS DEBT FUND CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7,696.616	12.85
EMERGING MARKETS DEBT FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	99,168.031	83.16
EMERGING MARKETS DEBT FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15,851.994	13.29
D-62

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
EMERGING MARKETS DEBT FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	8,182,077.079	40.79
EMERGING MARKETS DEBT FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,849,542.477	14.21
EMERGING MARKETS DEBT FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,203,862.036	10.99
EMERGING MARKETS DEBT FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	1,339,187.978	6.68
FLOATING RATE INCOME FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	217,479.435	14.98
FLOATING RATE INCOME FUND CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	189,289.319	13.04
FLOATING RATE INCOME FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	155,596.954	10.72
FLOATING RATE INCOME FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	103,084.752	7.10
FLOATING RATE INCOME FUND CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	91,013.055	6.27
D-63

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
FLOATING RATE INCOME FUND CLASS A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	85,083.520	5.86
FLOATING RATE INCOME FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	261,962.569	32.62
FLOATING RATE INCOME FUND CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	199,260.392	24.81
FLOATING RATE INCOME FUND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	94,050.033	11.71
FLOATING RATE INCOME FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	81,384.044	10.13
FLOATING RATE INCOME FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	53,315.160	6.64
FLOATING RATE INCOME FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	51,763.332	6.45
FLOATING RATE INCOME FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERV CORP LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	18,671,375.993	34.76
D-64

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
FLOATING RATE INCOME FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7,160,003.271	13.33
FLOATING RATE INCOME FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	4,646,315.019	8.65
FLOATING RATE INCOME FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	4,484,544.862	8.35
FLOATING RATE INCOME FUND INSTITUTIONAL CLASS	EMPLOYEES RETIREMENT FUND OF THE CITY OF DALLAS ATTN CHERYL D ALSTON 1920 MCKINNEY AVE 10TH FL DALLAS TX 75201-2483	4,051,725.925	7.54
FLOATING RATE INCOME FUND INSTITUTIONAL CLASS	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,329,814.488	6.20
FLOATING RATE INCOME FUND INSTITUTIONAL CLASS	SAN JOAQUIN COUNTY EMPLOYEES RETIREMENT ASSOCIATION (SJCERA) ATTN: JOHANNA SHICK CEO SJCERA 6 S EL DORADO ST STE 400 STOCKTON CA 95202-2804	2,725,696.012	5.07
HIGH INCOME BOND FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	520,976.236	29.60
HIGH INCOME BOND FUND CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	269,258.272	15.30
HIGH INCOME BOND FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	120,818.647	6.87
D-65

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
HIGH INCOME BOND FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	210,644.843	41.46
HIGH INCOME BOND FUND CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	96,339.486	18.96
HIGH INCOME BOND FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	43,249.625	8.51
HIGH INCOME BOND FUND CLASS E	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS SAL VELLA 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,072,987.860	100.00
HIGH INCOME BOND FUND CLASS R3	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	84,213.842	45.82
HIGH INCOME BOND FUND CLASS R3	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	43,893.679	23.88
HIGH INCOME BOND FUND CLASS R3	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18,417.934	10.02
D-66

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
HIGH INCOME BOND FUND CLASS R3	STEVEN HOLLINGSHEAD TTEE FBO HOLLYS CUSTOM PRINT INC 401K PSP C/O FASCORE 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	18,273.790	9.94
HIGH INCOME BOND FUND CLASS R3	JEFFREY FRENCH TTEE FBO JEFFREY B FRENCH DVM 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9,333.695	5.08
HIGH INCOME BOND FUND CLASS R6	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	5,379,672.582	23.49
HIGH INCOME BOND FUND CLASS R6	DTE ENERGY COMPANY AFFILIATES EMPLOYEE BENEFIT PLANS MASTER TRUST ATTN: GREG DUREN 1 ENERGY PLZ DETROIT MI 48226-1221	5,240,139.635	22.88
HIGH INCOME BOND FUND CLASS R6	DETROIT EDISON QUALIFED NUCLEAR DECOMMISSIONING TRUST ATTN GREG DUREN 1 ENERGY PLZ DETROIT MI 48226-1221	3,851,891.708	16.82
HIGH INCOME BOND FUND CLASS R6	DTE ENERGY COMPANY MASTER VEBA TRUST ATTN: GREG DUREN 1 ENERGY PLZ DETROIT MI 48226-1221	1,405,435.892	6.14
HIGH INCOME BOND FUND CLASS R6	NATIONWIDE TRUST COMPANY, FSB FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	1,405,107.035	6.14
D-67

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
HIGH INCOME BOND FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	37,400,275.668	32.92
HIGH INCOME BOND FUND INSTITUTIONAL CLASS	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	24,737,998.525	21.77
HIGH INCOME BOND FUND INSTITUTIONAL CLASS	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	10,303,867.095	9.07
HIGH INCOME BOND FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	9,210,327.670	8.11
HIGH INCOME BOND FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	6,002,645.949	5.28
HIGH INCOME BOND INVESTOR CLASS	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,177,752.161	26.57
HIGH INCOME BOND INVESTOR CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,023,484.907	24.69
MUNICIPAL HIGH INCOME FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22,512.522	19.90
D-68

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MUNICIPAL HIGH INCOME FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	18,517.559	16.37
MUNICIPAL HIGH INCOME FUND CLASS A	PREDRAG STORIC JOANNE STORIC JT WROS 43 BRIAR LN JERICHO NY 11753-2211	13,700.751	12.11
MUNICIPAL HIGH INCOME FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10,685.190	9.44
MUNICIPAL HIGH INCOME FUND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10,666.145	9.43
MUNICIPAL HIGH INCOME FUND CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7,754.803	6.85
MUNICIPAL HIGH INCOME FUND CLASS A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7,121.083	6.29
MUNICIPAL HIGH INCOME FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,230.860	5.51
MUNICIPAL HIGH INCOME FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10,480.590	80.59
D-69

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MUNICIPAL HIGH INCOME FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,524.216	19.41
MUNICIPAL HIGH INCOME FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERV CORP LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	11,127,523.157	84.13
MUNICIPAL HIGH INCOME FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,756,509.733	13.28
MUNICIPAL IMPACT FUND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,836.479	38.84
MUNICIPAL IMPACT FUND CLASS A	VANGUARD BROKERAGE SERVICES 100 VANGUARD BLVD MALVERN PA 19355-2331	2,274.462	31.14
MUNICIPAL IMPACT FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,479.290	20.26
MUNICIPAL IMPACT FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	492.162	6.74
MUNICIPAL IMPACT FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,479.290	100.00
MUNICIPAL IMPACT FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,410,774.790	27.56
D-70

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MUNICIPAL IMPACT FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	351,503.132	6.87
MUNICIPAL IMPACT FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	261,488.766	5.11
MUNI INTERMEDIATE BOND FD INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13,723,526.808	81.20
MUNI INTERMEDIATE BOND FD INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,144,733.853	6.77
MUNI INTERMEDIATE BOND FD INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY C/O ROPES & GRAY ID 537 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	959,295.057	5.68
MUNICIPAL INTERM BOND INVESTOR	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	75,927.529	7.97
MUNICIPAL INTERM BOND INVESTOR CLASS	MILTON W ROGGENKAMP REVOCABLE TR MILTON W ROGGENKAMP TTEE UA DTD 06/17/2008 144 ARROWHEAD DR W LAFAYETTE IN 47906-2105	75,758.333	7.96
MUNICIPAL INTERM BOND INVESTOR CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	73,455.562	7.71
D-71

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MUNICIPAL INTERM BOND INVESTOR CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	69,136.023	7.26
MUNICIPAL INTERMEDIATE BOND FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	91,788.206	57.12
MUNICIPAL INTERMEDIATE BOND FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15,698.380	9.77
MUNICIPAL INTERMEDIATE BOND FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13,961.152	8.69
MUNICIPAL INTERMEDIATE BOND FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13,645.240	8.49
MUNICIPAL INTERMEDIATE BOND FUND CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12,025.381	7.48
MUNICIPAL INTERMEDIATE BOND FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	56,693.336	46.97
MUNICIPAL INTERMEDIATE BOND FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	26,972.631	22.35
D-72

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
MUNICIPAL INTERMEDIATE BOND FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11,693.442	9.69
MUNICIPAL INTERMEDIATE BOND FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8,052.770	6.67
SHORT DURATION BOND FD INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	12,226,521.725	74.27
SHORT DURATION BOND FD INSTITUTIONAL CLASS	CITY OF HOLLYWOOD EMPLOYEES RETIREMENT FUND PO BOX 229045 HOLLYWOOD FL 33022-9045	2,079,147.546	12.63
SHORT DURATION BOND FD INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,423,166.273	8.65
SHORT DURATION BOND FUND CLASS A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	66,030.719	24.24
SHORT DURATION BOND FUND CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	41,546.261	15.25
D-73

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SHORT DURATION BOND FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	40,075.411	14.71
SHORT DURATION BOND FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	36,703.692	13.48
SHORT DURATION BOND FUND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	25,035.553	9.19
SHORT DURATION BOND FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	21,759.876	7.99
SHORT DURATION BOND FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	19,453.811	7.14
SHORT DURATION BOND FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	80,777.086	36.45
SHORT DURATION BOND FUND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	45,606.671	20.58
SHORT DURATION BOND FUND CLASS C	GREG GRAVENMIER TTEE FBO SEALING SPECIALIST INC 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	43,771.193	19.75
D-74

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SHORT DURATION BOND FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	23,445.131	10.58
SHORT DURATION BOND FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	20,699.409	9.34
SHORT DURATION BOND INVESTOR CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	235,017.365	9.62
SHORT DURATION BOND INVESTOR CLASS	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	157,476.981	6.45
SHORT DURATION BOND INVESTOR CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	143,447.894	5.87
SHORT DURATION BOND TRUST CLASS	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	132,350.467	36.67
SHORT DURATION BOND TRUST CLASS	NATIONWIDE LIFE INSURANCE COMPANY (QPVA) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	85,432.809	23.67
SHORT DURATION BOND TRUST CLASS	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	68,394.225	18.95
D-75

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SHORT DURATION BOND TRUST CLASS	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	32,675.371	9.05
STRATEGIC INCOME CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,235,600.374	30.33
STRATEGIC INCOME CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,687,796.019	15.82
STRATEGIC INCOME CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	1,127,972.197	10.57
STRATEGIC INCOME CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	852,894.855	8.00
STRATEGIC INCOME CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	752,531.835	7.05
STRATEGIC INCOME CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,142,657.955	21.29
STRATEGIC INCOME CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	890,746.842	16.59
D-76

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
STRATEGIC INCOME CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	816,988.121	15.22
STRATEGIC INCOME CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	638,014.126	11.89
STRATEGIC INCOME CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	613,452.204	11.43
STRATEGIC INCOME CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	395,623.440	7.37
STRATEGIC INCOME CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	269,244.057	5.02
STRATEGIC INCOME FUND CLASS R6	STRATEGIC PARTNERSHIP FUND NB LLC NEUBERGER BERMAN INV ADVISERS LLC AS MANAGER ATTN: PRIVATE FUND CLIENT SERVICE 1290 AVE OF THE AMERICAS 22ND FL NEW YORK NY 10104-0002	4,733,430.594	11.52
STRATEGIC INCOME FUND CLASS R6	SEI PRIVATE TRUST COMPANY C/O CIBC PRIVATE WEALTH GROUP ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	4,376,880.229	10.65
D-77

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
STRATEGIC INCOME FUND CLASS R6	CEMENT & CONCRETE WORKERS DISTRICT COUNCIL PENSION FUND JACK BRUNETTI & ALEX CASTALDI TTEES ATTN SILVANA BALDO 35-30 FRANCIS LEWIS BLVD FLUSHING NY 11358-1931	3,578,279.830	8.71
STRATEGIC INCOME FUND CLASS R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	3,564,226.991	8.67
STRATEGIC INCOME FUND CLASS R6	LOCAL 1205 PENSION PLAN ATTN DIANA PUGLISI - FUND ADMIN 246 CONKLIN ST FARMINGDALE NY 11735-2657	3,555,844.073	8.65
STRATEGIC INCOME FUND CLASS R6	USWU LOCAL 74 WELFARE FUND ATTN CHARLES A POEKEL JR ESQ 3636 33RD ST STE 202 LONG ISLAND CITY NY 11106-2329	2,293,222.862	5.58
STRATEGIC INCOME INSTITUTIONAL	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	51,324,410.702	21.30
STRATEGIC INCOME INSTITUTIONAL	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	42,557,939.115	17.66
STRATEGIC INCOME INSTITUTIONAL	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	40,115,241.057	16.65
D-78

NBIF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
STRATEGIC INCOME INSTITUTIONAL	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	15,113,766.880	6.27
STRATEGIC INCOME INSTITUTIONAL	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,428,794.870	5.16
STRATEGIC INCOME TRUST CLASS	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	238,116.781	29.34
STRATEGIC INCOME TRUST CLASS	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	52,495.700	6.47

NBAF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
ABSOLUTE RETURN MULTI-MANAGER FUND CLASS E	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS SAL VELLA 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	115,766.287	100
ABSOLUTE RETURN MULTI-MANAGER FUND CLASS R6	SEI PRIVATE TRUST COMPANY C/O CIBC PRIVATE WEALTH GROUP ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	409,149.433	99.41
ABSOLUTE RETURN MULTI-MGR FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	118,398.229	18.75
D-79

NBAF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
ABSOLUTE RETURN MULTI-MGR FUND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	92,951.939	14.72
ABSOLUTE RETURN MULTI-MGR FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	82,560.958	13.08
ABSOLUTE RETURN MULTI-MGR FUND CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	65,598.859	10.39
ABSOLUTE RETURN MULTI-MGR FUND CLASS A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	54,479.628	8.63
ABSOLUTE RETURN MULTI-MGR FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	70,752.437	29.55
ABSOLUTE RETURN MULTI-MGR FUND CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	43,260.724	18.07
ABSOLUTE RETURN MULTI-MGR FUND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	29,894.970	12.49
ABSOLUTE RETURN MULTI-MGR FUND CLASS C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MGR 60 S 6TH ST MINNEAPOLIS MN 55402-4413	24,536.877	10.25
D-80

NBAF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
ABSOLUTE RETURN MULTI-MGR FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23,525.683	9.83
ABSOLUTE RETURN MULTI-MGR FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12,838.952	5.36
ABSOLUTE RETURN MULTI-MGR FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12,578.805	5.25
ABSOLUTE RETURN MULTI-MGR FUND INSTITUTIONAL CLASS	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,011,559.177	19.76
ABSOLUTE RETURN MULTI-MGR FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	920,403.550	17.98
ABSOLUTE RETURN MULTI-MGR FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	882,117.567	17.23
ABSOLUTE RETURN MULTI-MGR FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	732,468.968	14.31
ABSOLUTE RETURN MULTI-MGR FUND INSTITUTIONAL CLASS	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	388,967.938	7.6
D-81

NBAF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
ABSOLUTE RETURN MULTI-MGR FUND INSTITUTIONAL CLASS	GERLACH & CO, LLC NON US CITIZENS 3800 CITIGROUP CENTER BUILDING B3-14 TAMPA FL 33610	373,500.000	7.3
COMMODITY STRATEGY CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,911,552.807	71.47
COMMODITY STRATEGY CLASS A	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	422,259.104	7.72
COMMODITY STRATEGY CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13,104.918	33.95
COMMODITY STRATEGY CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13,071.895	33.87
COMMODITY STRATEGY CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	4,000.000	10.36
COMMODITY STRATEGY CLASS C	STIFEL NICOLAUS & CO INC A/C 7805-9774 STIFEL NICOLAUS & CO INC 501 N BROADWAY FL 8 SAINT LOUIS MO 63102-2137	3,220.612	8.34
COMMODITY STRATEGY CLASS C	STIFEL NICOLAUS & CO INC A/C 6066-3969 501 N BROADWAY FL 8 SAINT LOUIS MO 63102-2137	2,444.273	6.33
COMMODITY STRATEGY INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	13,458,139.174	40.67
D-82

NBAF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
COMMODITY STRATEGY INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10,323,384.067	31.2
COMMODITY STRATEGY INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,737,078.787	11.29
COMMODITY STRATEGY INSTITUTIONAL CLASS	PFIZER INC & NORTHERN TRUST CO MASTER TRUST AGREEMENT BETWEEN C/O PFIZER INC 235 E 42ND ST 28TH FLOOR NEW YORK NY 10017-5703	2,010,339.940	6.07
GLOBAL ALLOCATION FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	31,337.659	30.1
GLOBAL ALLOCATION FUND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19,165.859	18.41
GLOBAL ALLOCATION FUND CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	15,786.428	15.16
GLOBAL ALLOCATION FUND CLASS A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5,686.461	5.46
GLOBAL ALLOCATION FUND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	19,596.632	28.53
GLOBAL ALLOCATION FUND CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	15,070.698	21.94
D-83

NBAF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
GLOBAL ALLOCATION FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11,710.669	17.05
GLOBAL ALLOCATION FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9,166.564	13.35
GLOBAL ALLOCATION FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,151.641	10.41
GLOBAL ALLOCATION FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	506,461.293	79.07
GLOBAL ALLOCATION FUND INSTITUTIONAL CLASS	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	35,647.717	5.57
GLOBAL ALLOCATION FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,367.424	100
LONG SHORT FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	2,598,369.021	28.23
LONG SHORT FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,948,137.854	21.17
D-84

NBAF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
LONG SHORT FUND CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	887,462.368	9.64
LONG SHORT FUND CLASS A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	759,877.694	8.26
LONG SHORT FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	525,823.368	5.71
LONG SHORT FUND CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	520,551.934	5.66
LONG SHORT FUND CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	804,490.094	25.35
LONG SHORT FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	561,908.656	17.71
LONG SHORT FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	372,302.347	11.73
D-85

NBAF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
LONG SHORT FUND CLASS C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	356,008.158	11.22
LONG SHORT FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	301,773.222	9.51
LONG SHORT FUND CLASS C	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	271,941.870	8.57
LONG SHORT FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	177,942.375	5.61
LONG SHORT FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	65,519,321.859	22.15
LONG SHORT FUND INSTITUTIONAL CLASS	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	39,695,691.193	13.42
LONG SHORT FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	33,200,767.569	11.23
LONG SHORT FUND INSTITUTIONAL CLASS	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH/CASH XXXX0 PO BOX 1533 MINNEAPOLIS MN 55480-1533	30,747,602.087	10.4
D-86

NBAF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
LONG SHORT FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	15,984,355.686	5.4
US EQ INDEX PUTWRITE STRAT FD CLASS R6	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	10,411,929.019	41.76
US EQ INDEX PUTWRITE STRAT FD CLASS R6	DTE ENERGY COMPANY AFFILIATES EMPLOYEE BENEFIT PLANS MASTER TRUST ATTN: GREG DUREN 1 ENERGY PLZ DETROIT MI 48226-1221	3,039,834.714	12.19
US EQ INDEX PUTWRITE STRAT FD CLASS R6	PFIZER INC & NORTHERN TRUST CO MASTER TRUST AGREEMENT BETWEEN C/O PFIZER INC 235 E 42ND ST 28TH FLOOR NEW YORK NY 10017-5703	2,812,886.585	11.28
US EQ INDEX PUTWRITE STRAT FD CLASS R6	DETROIT EDISON QUALIFED NUCLEAR DECOMMISSIONING TRUST ATTN GREG DUREN 1 ENERGY PLZ DETROIT MI 48226-1221	2,222,765.619	8.91
US EQ INDEX PUTWRITE STRAT FD CLASS R6	DOW EMPLOYEES PENSION PLAN TRUST ATTN ERIC ROE 2211 HH DOW WAY SSC BLDG OFC 2539 MIDLAND MI 48674-0001	1,611,737.557	6.46
US EQ INDEX PUTWRITE STRAT FD CLASS R6	ATTN MUTUAL FUNDS C/O ID 337 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	1,366,704.286	5.48
D-87

NBAF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
US EQ INDEX PUTWRITE STRAT FD INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17,742,580.983	61.24
US EQ INDEX PUTWRITE STRAT FD INSTITUTIONAL CLASS	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,575,750.625	8.89
US EQ INDEX PUTWRITE STRAT FD INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,556,963.601	8.83
US EQ INDEX PUTWRITE STRAT FD INSTITUTIONAL CLASS	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,589,775.961	5.49
US EQUITY INDEX PUTWRITE STRAT FD CLASS A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	188,545.658	32.99
US EQUITY INDEX PUTWRITE STRAT FD CLASS A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	144,454.821	25.27
US EQUITY INDEX PUTWRITE STRAT FD CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	99,986.723	17.49
US EQUITY INDEX PUTWRITE STRAT FD CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	37,923.304	29.55
D-88

NBAF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
US EQUITY INDEX PUTWRITE STRAT FD CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	32,361.250	25.22
US EQUITY INDEX PUTWRITE STRAT FD CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6,956.379	5.42
US EQUITY INDEX PUTWRITE STRAT FD CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,613.742	5.15
D-89

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas

New York, New York 10104-0002

www.nb.com

NEUBERGER | BERMAN

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D82768-S45634

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS 1 AND 2.

1. Election of Trustees

Nominees for Election:

01) Michael J. Cosgrove
02) Marc Gary
03) Deborah C. McLean
04) James G. Stavridis

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

	For	Against	Abstain
2a. To revise the fundamental investment policy regarding borrowing money to permit borrowing up to the 1940 Act limit;	☐	☐	☐
2b. To revise the fundamental investment policy regarding commodities or contracts related to commodities to the extent permitted by the 1940 Act;	☐	☐	☐
2c. To revise the fundamental investment policy regarding industry concentration to the extent permitted by the 1940 Act;	☐	☐	☐
2d. To revise the fundamental investment policy regarding lending to permit loans to the extent permitted by the 1940 Act;	☐	☐	☐
2e. To revise the fundamental investment policy regarding investing in real estate to permit transactions in real estate to the extent permitted by the 1940 Act;	☐	☐	☐
2f. To revise the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities up to the 1940 Act limit; and	☐	☐	☐
2g. To revise the fundamental investment policy regarding underwriting securities issued by other persons to the extent permitted by the 1940 Act.	☐	☐	☐

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The proxy statement for this meeting is available at: www.proxyvote.com

Please sign and date the other side of this card.

D82769-S45634

NEUBERGER BERMAN FUNDS

By signing on the reverse side, you, as a shareholder of NEUBERGER BERMAN FUNDS, appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your NEUBERGER BERMAN FUNDS shares on your behalf at the meeting of shareholders. The meeting will take place in person on Thursday, June 30, 2022, at 10:30 a.m., Eastern Time, at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104, and also in virtual format at https://www.viewproxy.com/NeubergerBermanFunds/broadridgevsm/ and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposals, the shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposals for the Fund (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders.

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D82770-S45634

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.

1. Election of Trustees

Nominees for Election:

01) Michael J. Cosgrove
02) Marc Gary
03) Deborah C. McLean
04) James G. Stavridis

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX] | Date

Signature [Joint Owners] | Date

The Notice and Proxy Statement for this meeting is available at: www.proxyvote.com

Please sign and date the other side of this card.

D82771-S45634

NEUBERGER BERMAN FUNDS

By signing on the reverse side, you, as a shareholder of NEUBERGER BERMAN FUNDS, appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of the NEUBERGER BERMAN FUNDS shares on your behalf at the meeting of shareholders. The meeting will take place in person on Thursday, June 30, 2022, at 10:30 a.m., Eastern Time, at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104, and also in virtual format at https://www.viewproxy.com/NeubergerBermanFunds/broadridgevsm/ and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposal for the Fund (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders.

NEUBERGER | BERMAN

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D82781-S45637

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS 1 AND 2.

1. Election of Trustees

Nominees for Election:

01) Michael J. Cosgrove
02) Marc Gary
03) Deborah C. McLean
04) James G. Stavridis

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

	For	Against	Abstain
2a. To revise the fundamental investment policy regarding borrowing money to permit borrowing up to the 1940 Act limit;	☐	☐	☐
2b. To revise the fundamental investment policy regarding commodities or contracts related to commodities to the extent permitted by the 1940 Act;	☐	☐	☐
2c. To revise the fundamental investment policy regarding industry concentration to the extent permitted by the 1940 Act;	☐	☐	☐
2d. To revise the fundamental investment policy regarding lending to permit loans to the extent permitted by the 1940 Act;	☐	☐	☐
2e. To revise the fundamental investment policy regarding investing in real estate to permit transactions in real estate to the extent permitted by the 1940 Act;	☐	☐	☐
2f. To revise the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities up to the 1940 Act limit; and	☐	☐	☐
2g. To revise the fundamental investment policy regarding underwriting securities issued by other persons to the extent permitted by the 1940 Act.	☐	☐	☐

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The proxy statement for this meeting is available at: www.proxyvote.com

Please sign and date the other side of this card.

D82782-S45637

NEUBERGER BERMAN FUNDS

By signing on the reverse side, you, as a shareholder of NEUBERGER BERMAN FUNDS, appoint Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your NEUBERGER BERMAN FUNDS shares on your behalf at the meeting of shareholders. The meeting will take place in person on Thursday, June 30, 2022, at 10:30 a.m., Eastern Time, at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104, and also in virtual format at https://www.viewproxy.com/NeubergerBermanFunds/broadridgevsm/ and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposals, the shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposals for the Fund (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders.